UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Destiny Alternative Fund LLC

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DESTINY ALTERNATIVE FUND LLC

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

October [__], 2025

Dear Member,

The Board of Managers (the “Board”) of the Destiny Alternative Fund LLC (the “Fund”) has approved the reorganization of the Fund with and into the Destiny Alternative Fund (the “Acquiring Fund” and, collectively with the Fund, the “Funds”) (the “Reorganization”). The Funds are closed-end management investment companies, registered under the Investment Company Act of 1940, as amended. Each Fund’s investment adviser is First Trust Capital Management L.P. (the “Investment Adviser”) and each Fund is overseen by the same Board. The Fund’s investment objective, strategies and policies will not change as a result of the Reorganization.

After careful review, the Board has unanimously approved the Reorganization. Based on information provided by the Investment Adviser, the Board believes that the Reorganization will permit members of the Fund (“Members”) to pursue similar investment goals in a larger combined fund that has the same: (1) investment objective, strategies and policies; (2) management fee schedule, expense limitation agreement and shareholder service plan; and (3) net expense ratio. In approving the Reorganization, the Board considered the terms and conditions of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the Members will not be diluted as a result of the Reorganization. The Board also considered the costs of the Reorganization, which the Board believes are outweighed by the benefits of the Reorganization.

The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization of the Fund does not require Member approval, and you are not being asked to vote. We do, however, ask that you carefully review the enclosed Information Statement, which contains information about the Acquiring Fund and the Reorganization of the Fund with and into the Acquiring Fund.

If you have any questions or need additional information, please contact First Trust Capital Management L.P. at (773) 828-6700.

We appreciate the opportunity to service your investment needs and encourage you to contact us with any questions.

Sincerely,

First Trust Capital Management L.P.

THE REORGANIZATION OF

DESTINY ALTERNATIVE FUND LLC

WITH AND INTO

DESTINY ALTERNATIVE FUND

QUESTIONS AND ANSWERS

The enclosed materials include an Information Statement containing information you need to know about the reorganization. However, we believe it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY DESTINY ALTERNATIVE FUND LLC UNITS WHEN THE REORGANIZATION OCCURS?

The reorganization of the Destiny Alternative Fund LLC (the “Fund”) with and into Destiny Alternative Fund (the “Acquiring Fund”), together with the Acquiring Fund’s election to be an association taxable as a corporation, will be structured as a tax-free transfer within the meaning of Section 351(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and a tax-free distribution of shares of the Acquiring Fund in exchange for your units of the Fund pursuant to Section 731(a) of the Code, with the Acquiring Fund as the surviving company of the transaction (the “Reorganization”). At the close of business on or about January 1, 2026 (the “Closing Date”) you will become a shareholder of the Acquiring Fund (a “Shareholder”) which, like the Fund, is a closed-end management investment company advised by First Trust Capital Management L.P. (the “Investment Adviser” or “FTCM”). You will no longer be a member of the Fund (a “Member”).

The Fund and the Acquiring Fund currently offer the same class of shares. You will receive shares of the Acquiring Fund, with a value equal to the value of your units in the Fund as of the Closing Date. As a result of the Reorganization, the Fund will terminate.

If you redeem your interests in the Fund before the Closing Date, the Reorganization will not impact you.

WHAT ARE THE REASONS FOR THE REORGANIZATION?

The Acquiring Fund is a newly organized registered investment company that was created solely for the purpose of completing the Reorganization and will not commence operations prior to the closing of the Reorganization. The Reorganization is expected to promote efficiencies in distribution and economies of scale by combining the Funds, which is expected to reduce overall gross investor expenses in the future.

WHAT ARE THE BENEFITS OF THE REORGANIZATION?

The Investment Adviser has informed the Board of Managers of the Fund (the “Board”) that the Reorganization will permit Members to invest in a larger, potentially more efficient portfolio while continuing to pursue the same investment objective, strategies and policies as the Fund. As of January 1, 2025, the Acquiring Fund and the Fund had net assets of approximately $26,140,420 and $35,387,436, respectively. The Investment Adviser has agreed to limit expenses of the Acquiring Fund (to match that of the Fund) through at least January 1, 2027. It is expected that Members will benefit from the Reorganization by being invested in the combined Acquiring Fund pursuing the same strategies, with a larger asset base. The anticipated benefits of the Reorganization are described in greater detail in the enclosed Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

Yes. The Fund’s investment objective is to seek long-term capital appreciation. The Acquiring Fund’s investment objective is the same. Each Fund is a "fund of funds" that intends to invest primarily in hedge funds, private equity funds, growth equity funds and venture capital funds. Each Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity funds and venture capital funds, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. Each Fund, and the Underlying Funds in which they invest, may invest directly in U.S. and foreign securities, including emerging markets.

First Trust Capital Management L.P. is the investment adviser to the Acquiring Fund and the Fund. The same individuals that currently serve as the portfolio managers to the Fund serve as portfolio managers to the Acquiring Fund. These individuals are expected to continue to act as the portfolio managers of the combined fund following the Reorganization. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free transaction for federal income tax purposes.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Each Fund has the same management fee schedule, expense limitation agreement and net expense ratio.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

As the Members of each Fund are expected to benefit from the Reorganization, the Fund and the Acquiring Fund will each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $275,000.

WHY DID THE BOARD OF THE FUND APPROVE THE REORGANIZATION?

After considering the terms and conditions of the Reorganization, as well as alternatives thereto, the investment objective, strategies and policies of the Fund and the Acquiring Fund, and fees and expenses (including the net expense ratio) of the Fund and the Acquiring Fund, the Board determined that reorganizing the Fund with and into the Acquiring Fund is in the best interests of the Fund and its Members and that the Members will not be diluted as a result of the Reorganization. In reaching this conclusion, the Board, based upon information provided by the Investment Adviser, considered the anticipated benefits to Members, which include permitting Members to pursue similar investment goals in a larger, potentially more efficient portfolio with the same investment objective, strategies, policies and risks and the same management fee schedule, expense limitation, shareholder servicing plan, and net expense ratio.

WHY IS NO INVESTOR ACTION NECESSARY?

The Reorganization may be effected without the approval of Members of the Fund or Shareholders of the Acquiring Fund because it satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Amended and Restated Limited Liability Company Agreement of the Fund, the Fund’s principal investment strategies, and applicable state and U.S. federal law (including Rule 17a-8).

Reorganization of

DESTINY ALTERNATIVE FUND LLC

With and Into

DESTINY ALTERNATIVE FUND

INFORMATION STATEMENT

October [__], 2025

This Information Statement is being furnished to you by the Board of Managers of Destiny Alternative Fund LLC (the “Board”) because you are a member (“Member”) of the Destiny Alternative Fund LLC (the “Fund” or the “Acquired Fund” and the limited liability company interests thereof, the “Units”). As provided in an Agreement and Plan of Reorganization approved by the Board, the Fund will transfer all of its assets to the Destiny Alternative Fund, a Delaware statutory trust (the “Acquiring Fund” and, together with the Fund, the “Funds”), in exchange solely for corresponding shares of the Acquiring Fund (the “Shares”) and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Information Statement (the “Reorganization”). Upon consummation of the Reorganization, the Shares received by the Fund will be distributed to Members, with each Member receiving a distribution of the Shares (or fractions thereof) having an aggregate net asset value equal to the Members units of the Fund as of the Closing Date.

The Reorganization is expected to occur at the close of business on or about January 1, 2026 or as soon thereafter as possible (the “Closing Date”). No vote of Members will be taken with respect to the matters described in this Information Statement. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Members should know.

The Acquiring Fund and the Fund are closed-end management investment companies. Each Fund’s investment adviser is First Trust Capital Management L.P. (the “Investment Adviser” or “FTCM”). A comparison of the Acquiring Fund and the Fund is set forth in this Information Statement.

The Fund’s Private Placement Memorandum dated November 3, 2023 and the Acquiring Fund’s Private Placement Memorandum dated October 29, 2025 are incorporated into this Information Statement by reference. The U.S. Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the material incorporated in this Information Statement by reference, and other information regarding the Acquiring Fund and the Fund. You may request a free copy of the Memorandum by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at (877) 779-1999.

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE

REORGANIZATION OF THE FUND WITH AND INTO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Information Statement, the Acquiring Fund’s Memorandum and the Agreement and Plan of Reorganization (the “Plan”) attached to this Information Statement as Exhibit A.

Transaction

The reorganization of the Destiny Alternative Fund LLC (the “Fund” or the “Acquired Fund”) with and into the Acquiring Fund (the “Reorganization”) will be structured as a transaction in which no gain or loss is recognized pursuant to Section 351(a) of the Code, and a tax-free distribution of shares of the Acquiring Fund in exchange for your units of the Fund pursuant to Section 731(a) of the Code, with the Acquiring Fund as the surviving company of the transaction. The Board of Managers (the “Board”), a majority of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund (together, the “Independent Trustees”), has unanimously approved the Plan for the Fund. The Plan provides that at the close of business on or about January 1, 2026 (the “Closing Date”), the Fund will sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, all of the Assets (as defined in the Plan) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for Shares. On the Closing Date, the Acquiring Fund will deliver to the Fund a number of full and fractional Shares having an aggregate net asset value on such date determined in accordance with the valuation procedures described in the Plan. The Fund will distribute all Shares received by it to the members of the Fund (each, a “Member”) so that each Member will receive a distribution of the Shares (or fractions thereof) having an aggregate net asset value equal to the Member’s investment in the Fund as of the Closing Date. As a result of the Reorganization, the Fund will terminate.

Each Member will become a shareholder of the Acquiring Fund (a “Shareholder” and, for purposes of this Information Statement, each such Shareholders together with the Members of the Fund, “Members”) as of the Closing Date. No sales load will be imposed in the Reorganization.

The Board has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of Members will not be diluted as a result of the Reorganization. See “Reasons for the Reorganization.”

Federal Income Tax Consequences.

Assuming certain conditions are satisfied, which is anticipated, it is expected that the Reorganization will be treated as a tax-free transaction in which no gain or loss is recognized for federal income tax purposes.

See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Acquiring Fund and the Fund

Investment Objective, Strategies, Policies and Risks

As shown in the table below, the Funds have the same investment objective. Each Fund’s investment objective is to seek long-term capital appreciation. Each Fund is a "fund of funds" that intends to invest primarily in hedge funds, private equity funds, growth equity funds and venture capital funds. Each Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including exchange-traded funds) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity funds and venture capital funds, the “Underlying Funds”). The Underlying Funds employ a broad range of investment strategies and invest or trade in a wide range of securities. Each Fund, and the Underlying Funds in which they invest, may invest directly in U.S. and foreign securities, including emerging markets.

The table below sets forth a more detailed comparison of the investment objective, principal strategies, fundamental policies and principal risks of each of the Fund and the Acquiring Fund. Each Fund’s investment objective and investment strategies are not fundamental policies and may be changed by the Board without Member approval. In addition, as required by the 1940 Act, each Fund has adopted investment policies that can be changed only with Member approval. These “fundamental policies” relate to borrowing, lending, underwriting, concentration, diversification, issuing senior securities, and investing in commodities and real estate. The investment objective, principal strategies, fundamental policies and principal risks of each Fund are identical.

	FUND (Currently)	ACQUIRING FUND (both before and after the Reorganization)
Investment Objective	To seek long-term capital appreciation.
Principal Investment Strategies

The Fund is a “fund of funds” that intends to invest primarily in hedge funds, private equity funds, growth equity funds and venture capital funds. The Fund may also invest to a lesser extent in credit funds, real estate funds, co-investment vehicles, managed accounts, open-end and closed-end registered investment companies (including ETFs) and other types of investment vehicles (together with hedge funds, private equity funds, growth equity funds and venture capital funds, the “Underlying Funds”). Certain Underlying Funds may not be registered as investment companies under the Investment Company Act (such Underlying Funds, “private Underlying Funds”). The Underlying Funds employ a broad range of investment strategies, including relative value, long/short equity, event driven, private equity, growth equity, venture capital, and real estate strategies, and invest or trade in a wide range of securities. The Underlying Funds that pursue certain of these strategies, such as the private equity, growth equity, venture capital and real estate strategies, will generally be illiquid investments (such Underlying Funds, the “Illiquid Underlying Funds”) and typically require a multiple-year investment period during which investors such as the Fund will be required to commit capital to an Illiquid Underlying Fund from time to time and will not be permitted to withdraw or otherwise dispose of their investment in such Illiquid Underlying Fund. The Fund does not expect that it will invest more than 60% of its total assets in private Illiquid Underlying Funds. An Underlying Fund will be managed by a third-party investment advisor (each, an “Underlying Manager” and collectively, the “Underlying Managers”). The Fund may also leverage its investments by “borrowing.”

Descriptions of the principal strategies to be employed by the Underlying Funds are as follows:

•      Relative Value - This strategy focuses on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Underlying Manager has incorrectly evaluated the nature or extent of the expected spread relationships.

•       Long/Short Equity - This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Long/short equity fund managers generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike “long only” managers, long/short equity managers will almost always have “short” positions in stocks and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls,” etc.). An Underlying Fund within the strategy may run a net “long” position; provided, however, that the net “long” position will typically be less than those included in a traditional “long” equity portfolio.

•       Event Driven - This strategy centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

•       Private Equity - This strategy seeks to generate capital appreciation through investments in private companies in need of capital. The strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities.

•       Venture Capital - Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare, or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

•       Growth Equity - Growth equity investments are typically made in companies that are generating revenue and profits but need additional capital to scale their businesses. These investments are typically minority positions in high growth entities. Unlike venture capital investments, however, the risk is primarily in the execution of the business plan as opposed to technology or new market risk. Growth equity investments may mirror late-stage venture capital investments and occur in technology and healthcare markets. Other growth equity investments will be in service businesses with high growth potential.

•       Real Estate Strategies - These strategies invest in real estate and related investments such as: exchange- traded and privately-traded real estate investment trusts (“REITs”) and REIT-like entities; mortgage- backed securities and other securitized products; investments related to existing or newly constructed income-producing properties (including office, industrial, retail, and multi-family residential properties); raw land; mortgage loans; and real estate companies (companies that have substantial holdings in, or primarily own or manage, real estate; paper, lumber, hotel and entertainment companies; building supply manufacturers; and mortgage lenders and mortgage servicing companies).

The Fund, and the Underlying Funds in which it invests, may invest in U.S. and foreign securities, including in emerging markets. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Underlying Funds will be successful.

All trading for each Underlying Fund generally takes place under the authority of the Underlying Manager of such Underlying Fund. In managing an Underlying Fund, an Underlying Manager may trade, buy, sell (including sell short) and otherwise acquire, hold, dispose of (using margin and other forms of leverage) and deal in (directly and indirectly through other investment vehicles), financial instruments and other rights and interests in the primary or secondary markets, including, without limitation, listed and unlisted, registered and unregistered securities of various U.S. and international issuers, including, but not limited to, equity and equity-related securities (e.g., common stock, preferred stock, stock warrants and rights, convertible securities, “new issues” and indices related to any of the foregoing), ETFs, notes, bonds, commercial paper, debentures, repurchase and reverse repurchase agreements, warrants, debt instruments and other fixed income securities (corporate, derivative and governmental, rated and unrated, interest-only and principal-only and mortgage-backed), futures contracts and options on futures contracts traded on or subject to the rules of international exchanges or other boards of trade, forward contracts, other derivative instruments and commodity interests, including physical commodities, swap contracts and forward contracts; currencies (including US Dollars), investment contracts, limited partnership interests, membership interests, limited liability company interests, mutual fund shares, as well as listed and over-the-counter options and other derivative instruments (including credit derivatives) on all of the above instruments, and rights to acquire the same of public and private issuers throughout the world, other instruments, rights and interests in personal or real property, and such other instruments or interests as such Underlying Manager deems appropriate. All of the foregoing financial instruments in which an Underlying Manager may invest are hereinafter referred to collectively as “Financial Instruments.”

Temporary Defensive Investing

During temporary defensive periods, a Fund may deviate from its investment policies and objective. During such periods, a Fund may invest up to 100% of its total assets in cash or cash equivalents, including short- or intermediate-term U.S. Treasury securities, as well as other short-term investments, including high quality, short-term debt securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, a Fund may not achieve its investment objective.

To the extent that a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Fundamental Policies

Each Fund may not:

(1)    Issue any senior security, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

(2)    Borrow money, except to the extent permitted by Section 18 of the 1940 Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(3)    Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)    Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the 1940 Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the 1940 Act, the SEC or any other applicable authority.

(5)    Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

(6)    Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the 1940 Act.

Risk Factors	The Funds are exposed to various risks that could cause Members to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks affecting each Fund. The principal risks affecting each Fund are substantially similar and are expected to remain the same following the Reorganization.

Principal Risks Applicable to Both Funds:

GENERAL RISKS

Lack of Operating History of Underlying Funds. Certain Underlying Funds may be newly formed entities that have no operating histories. In such cases, the Investment Adviser may evaluate the past investment performance of the applicable Underlying Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Underlying Fund. Although the Investment Adviser and its affiliates and their personnel have experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessments of Underlying Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Units. Units are considerably less liquid than Units of funds that trade on a stock exchange, or Units of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Units that an investor tenders due to the illiquidity of the Fund’s investments or if the Members request the Fund to repurchase more Units than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. Members whose Units are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase. Members will have to decide whether to request that the Fund repurchase their Units without the benefit of having current information regarding the value of Units on a date proximate to the date on which Units are valued by the Fund for purposes of effecting such repurchases.

In considering whether to repurchase Units during periods of financial market stress, the Board may offer to repurchase Units at a discount to their prevailing NAV that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Units, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF UNITS - PERIODIC REPURCHASES.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and the underlying investments of the Fund. Also, because Units are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, the Fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Recent Market Circumstances. The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation/deflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markers. U.S. or global markets may be adversely affected by uncertainties and events or the threat or potential of one or more such events and developments in the U.S. and around the world, such as major cybersecurity events, geopolitical events (including wars, terror attacks, natural disasters, spread of infectious disease (including epidemics or pandemics) or other public health emergencies), social unrest, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and developments in the laws and regulations in the U.S. and other countries, or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. Significant uncertainty continues to exist about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S. the stability of global financial markets, and global economic conditions.

The Fund cannot predict the effects or likelihood of such events on the U.S. and global economies, the value of the Shares or the NAV of the Fund. The issuers of securities, including those held in the Fund’s portfolio, could be materially impacted by such events, which may, in turn, negatively affect the value of such securities or such issuers’ ability to make interest payments or distributions to the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Government Intervention in Financial Markets. The instability in the financial markets in the recent past led the U.S. Government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Future market conditions could lead to further such actions. See “PRINCIPAL RISK FACTORS — Recent Market Circumstances” above. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the Fund's investments, in ways that are unforeseeable and on an “emergency” basis with little or no notice with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions will be suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate any economic difficulties. Issuers might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Borrowing; Use of Leverage. The Fund may leverage its investments with the Underlying Managers by “borrowing.” In addition, the strategies implemented by the Underlying Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Adviser may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements, options or other derivative instruments, or (iii) a combination of these methods. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the private Underlying Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain private Underlying Funds.

As a result of any such leverage, the Fund through its investment in the Underlying Funds may generate unrelated business taxable income. Accordingly, Units may not be suitable for charitable remainder trusts and tax-exempt entities, including benefit plan investors.

Legal, Tax and Regulatory. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund.

The financial services industry generally has been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund’s business. There can be no assurances that the Fund will not in the future be subject to regulatory review. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them.

Short Sales. A short sale involves the sale of a Financial Instrument that an Underlying Fund does not own in expectation of purchasing the same Financial Instrument (or a Financial Instrument exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Underlying Fund often must borrow the Financial Instrument, and the Underlying Fund is obligated to return the Financial Instrument to the lender, which is accomplished by a later purchase of the Financial Instrument by such Underlying Fund. When an Underlying Fund makes a short sale of a Financial Instrument on a U.S. exchange, it must leave the proceeds thereof with a Broker and it must also deposit with a Broker an amount of cash or U.S. Government or other securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a foreign exchange, such transactions will be governed by local law of the jurisdiction in which such exchange is located. A short sale involves the risk of a theoretically unlimited increase in the market price of the Financial Instrument. The extent to which an Underlying Manager may engage in short sales depends upon its investment strategy and perception of market direction.

Limitations on Investment Opportunities. The business of identifying attractive investment opportunities and the right Underlying Managers is difficult and involves a high degree of judgment on the part of the Investment Adviser. Moreover, the historical performance of an Underlying Manager is not a guarantee or prediction of the future performance of an Underlying Fund managed by such Underlying Manager. The Fund will rely on the Underlying Manager to identify attractive investment opportunities for their respective Underlying Funds. The investment process of any Underlying Fund also involves a high degree of uncertainty. Even if an attractive investment opportunity is identified, there is no certainty that an Underlying Fund will be able to invest in such opportunity (or invest in such opportunity to the fullest extent desired). Accordingly, there can be no assurance that the Fund will be able, indirectly through the Underlying Funds, to identify and complete attractive investments in the future or that it will be able to fully invest its capital.

Substantial Repurchases. Substantial requests for the Fund to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Units. See “GENERAL RISKS - CLOSED-END FUND; LIQUIDITY LIMITED TO PERIODIC REPURCHASES OF UNITS.”

High Portfolio Turnover. The Fund’s activities involve investment in the Underlying Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Underlying Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover. It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from an Underlying Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Industry Concentration Risk. Private Underlying Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Underlying Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested, through investments the Fund makes in the Underlying Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Private Underlying Funds are not generally required to provide current information regarding their investments to their investors (including the Fund), but the Fund will consider the investments of such private Underlying Funds to the extent that it has such information. Thus, the Fund and the Investment Adviser may not be able to determine at any given time whether or the extent to which Underlying Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Trading on Exchanges in Multiple Jurisdictions. The Underlying Funds may engage in trading on exchanges in various jurisdictions. Trading on exchanges in certain jurisdictions may involve certain risks not applicable to trading on exchanges in other jurisdictions. For example, some exchanges are “principals markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a trade and not of an exchange or clearing organization. Trading on certain exchanges may involve the additional risks of expropriation, burdensome or confiscatory taxation, moratoriums and investment controls, or political or diplomatic events that might adversely affect an Underlying Fund’s trading activities. Trading in various countries is also subject to the risk of changes in the exchange rate between the base currency of a particular Underlying Fund and the currencies in which Financial Instruments traded on such exchanges are settled. Some futures exchanges require margin for open positions to be converted to the “home currency” of the contract. Additionally, some brokerage firms have imposed this requirement for all futures markets traded, whether or not it is required by a particular exchange. Whenever margin is held in a currency other than its base currency, the applicable Underlying Fund is exposed to potential gains or losses if exchange rates fluctuate.

Counterparty Risk. Many of the markets in which the Underlying Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Underlying Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Underlying Fund (and therefore the Fund) is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Underlying Fund (and therefore the Fund) to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Underlying Fund (and therefore the Fund) to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Underlying Fund has concentrated its transactions with a single or small group of counterparties. Underlying Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Adviser, with the intent to diversify, intend to attempt to monitor counterparty credit exposure of Underlying Funds. The ability of Underlying Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Underlying Funds Risk. Investments in certain Underlying Funds are subject to legal or contractual restrictions on their resale. Certain private Underlying Funds may not permit voluntary withdrawals or redemptions. To the extent that a private Underlying Fund permits voluntary withdrawals or redemptions, if the Fund requests a complete or partial withdrawal of its interest in such private Underlying Fund, the Underlying Manager of such private Underlying Fund generally may, in its discretion or at the election of the Fund, (i) not satisfy the Fund’s withdrawal request with respect to the portion of such investment’s assets represented by illiquid investments until the disposition of those illiquid investments, (ii) satisfy the Fund’s withdrawal request with an in-kind distribution of illiquid investments (either directly or through an in-kind distribution of interests in a special purpose vehicle or other investment vehicle (collectively, “SPVs”) established to hold such illiquid investments), or (iii) in some cases, satisfy the withdrawal amount by valuing illiquid investments at the lower of cost or market or otherwise in the sole discretion of the applicable Underlying Manager. If the Fund receives distributions in-kind from an investment, the Fund may incur additional costs and risks to dispose of such assets. In addition, certain private Underlying Funds may require maintenance of investment minimums and/or have holding periods and/or other withdrawal provisions more restrictive than those of the Fund. These may include, but are not limited to, lock-ups, “side pockets,” withdrawal “gates” and fees, suspensions and delays of withdrawals and other similar limitations. See “RISKS OF UNDERLYING FUNDS - LIQUIDITY CONSTRAINTS OF UNDERLYING FUNDS.”

Valuation Risk. Unlike publicly traded common stock, which trades on national exchanges, there is no central place or exchange for units or interests in some of the Fund’s investments, generally including private Underlying Funds, to trade. Similarly, investments held by an Underlying Fund may also not be traded on an exchange or central marketplace. Due to the lack of centralized information and trading, the valuation of such investments may carry more risk than that of common stock. Uncertainties in the conditions of the financial and other markets, incomplete or unreliable reference data, human error, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund or the Underlying Funds in which the Fund invests. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund or an Underlying Fund is less than the value of such instruments carried on such fund’s books.

The Fund may value its direct investments and Underlying Funds at fair value. In addition, the portfolio investments of the Underlying Funds in which the Fund invests may be valued at fair value in accordance with the valuation policies and procedures applicable to such Underlying Funds. In general, fair value represents a good faith approximation of the current value of an asset. Members should recognize that fair value pricing involve various judgments and consideration of factors that may be subjective and inexact. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets (including securities and assets held by the Underlying Funds), or that fair value pricing will reflect a price that the Fund or an Underlying Fund is able to obtain upon sale. It is also possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, an Underlying Fund’s NAV could be adversely affected if the Underlying Fund’s determinations regarding the fair value of the Underlying Fund’s investments were materially higher than the values that the Underlying Fund ultimately realizes upon the disposal of such investments. In addition, valuation for illiquid assets may require more research than for more liquid investments and elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

There may not exist readily available market quotations for certain investments of the Fund and/or the Underlying Funds in which the Fund invests. The most relevant information may often be provided by the issuer of such investments, which information could be extremely limited and outdated, and it may be difficult or impossible to confirm or review the accuracy of such information. Further, the issuer of such investments may face a conflict of interest in providing information or valuations to the Fund or an Underlying Fund.

The Fund’s NAV is a critical component in several operational matters including computation of advisory and services fees and determination of the price at which the Units will be offered and at which the Units will be repurchased. Consequently, variance in the valuation of the Fund’s investments or in the valuation of the NAV of the Underlying Funds in which the Fund invests will impact, positively or negatively, the fees and expenses Members will pay, the price a Member will receive in connection with a repurchase offer and the number of Units an investor will receive upon investing in the Fund. The Fund may need to liquidate certain investments, including illiquid investments, in order to repurchase Units in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Members to the benefit of Members whose Units were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Members whose Units were accepted for repurchase to the benefit of remaining Members. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Members, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre- existing Members to the benefit of subscribing investors. See “RISKS OF UNDERLYING FUNDS - LIQUIDITY CONSTRAINTS OF UNDERLYING FUNDS.”

RISKS OF UNDERLYING FUNDS

No Registration. Private Underlying Funds are not registered as investment companies under the Investment Company Act. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the private Underlying Funds. In addition, private Underlying Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor whether holdings of the private Underlying Funds cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Underlying Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Underlying Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Underlying Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Underlying Managers may still be exempt from registration. In such cases, these Underlying Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers. Similarly, while many Underlying Managers will register as commodity pool operators under the Commodity Exchange Act, other Underlying Managers will be exempt from registration and will not be subject to various disclosure requirements and rules that would apply to registered commodity pool operators.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as closed-end funds and ETFs, in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

Closed-End Funds. The Fund may invest in Underlying Funds that are closed-end investment companies registered under the Investment Company Act. The shares of many closed-end funds, after their initial public offering, frequently trade at a price-per-share that is less than the NAV per share, the difference representing the “market discount” of such shares. A relative lack of secondary market purchasers for closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Underlying Funds may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Investment Adviser, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Underlying Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Underlying Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Private Underlying Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Underlying Funds and the Fund generally. Accordingly, an Underlying Manager to a private Underlying Fund with positive performance may receive performance-based compensation from the private Underlying Fund, and thus indirectly from the Fund and its Members, even if the Fund’s overall performance is negative. Generally, fees payable to Underlying Managers of the private Underlying Funds will range from 0% to 2.5% per annum of the private Underlying Fund’s assets. In addition, certain Underlying Managers charge an incentive allocation or fee generally ranging from 10% to 25% of a private Underlying Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based compensation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

Underlying Managers Invest Independently. The Underlying Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Underlying Funds do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Underlying Funds selected by the Investment Adviser may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Constraints of Underlying Funds. Since the Fund may make additional investments in or affect withdrawals from an Illiquid Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of the Underlying Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Units. The redemption or withdrawal provisions regarding the Underlying Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in an Underlying Fund promptly after it has made a decision to do so. Some Underlying Funds may impose early redemption fees while others may not. This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Units from Members. Further, the Fund may make investments that may become less liquid in response to market developments or geopolitical events such as sanctions, trading halts or wars, or adverse investor perceptions.

Underlying Funds may be permitted to redeem their shares in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Underlying Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Adviser does not intend to distribute securities to Members and, therefore, would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Limitations on the Fund’s ability to withdraw its assets from Underlying Funds may, as a result, limit the Fund’s ability to repurchase Units. For example, private Underlying Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Underlying Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Units for repurchase.

Valuation of Private Underlying Funds. Although the Investment Adviser reviews the valuation procedures used by all Underlying Managers to private Underlying Funds, neither the Investment Adviser nor the Administrator can confirm or review the accuracy of valuations provided by private Underlying Funds or their administrators. An Underlying Manager may face a conflict of interest in valuing such securities since their values will affect the Underlying Manager’s compensation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Adviser generally will consider whether the private Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such a private Underlying Fund quickly and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Adviser may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of private Underlying Funds are completed.

Indemnification of Private Underlying Funds. The Underlying Managers of private Underlying Funds often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the private Underlying Funds and, subject to certain limitations imposed by the Investment Company Act and the Securities Act, their Underlying Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the private Underlying Funds.

Investments in Non-Voting Securities. In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Underlying Fund. This limitation on owning voting securities is intended to ensure that an Underlying Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Underlying Funds, both by the Fund and other clients of the Investment Adviser. To limit its voting interest in certain private Underlying Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a private Underlying Fund. Other accounts managed by the Investment Adviser may also waive their voting rights in a particular private Underlying Fund (for example, to facilitate investment in small Underlying Funds determined to be attractive by the Investment Adviser). Subject to the oversight of the Board, the Investment Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular private Underlying Fund. Rights may not be waived or contractually limited for a private Underlying Fund that does not provide an ongoing ability for follow-on investment, such as a private Underlying Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Adviser to invest in certain private Underlying Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a private Underlying Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the private Underlying Fund, including matters adverse to the Fund’s interests.

Although the Fund may hold non-voting interests, the Investment Company Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Underlying Fund in accordance with applicable regulatory requirements, as may be determined by the Fund in consultation with counsel. These restrictions could change from time to time as applicable rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Underlying Fund. In these circumstances, transactions between the Fund and an Underlying Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Control Over Underlying Managers. The Fund will invest in Underlying Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Adviser will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Underlying Funds in a manner consistent with the Fund’s investment objective.

SPECIFIC INVESTMENT RISKS

Equity Securities. The Underlying Funds will trade equity securities. Common stock and similar equity securities generally represent the most junior position in an issuer’s capital structure and, as such, generally entitle holders to an interest in the assets of the issuer, if any, remaining after all more senior claims to such assets have been satisfied. Holders of common stock generally are entitled to dividends only if and to the extent declared by the governing body of the issuer out of income or other assets available after making interest, dividend and any other required payments on more senior securities of the issuer. The value of equity securities may fluctuate in response to specific situations for each company, industry market conditions and general economic environments. The Underlying Funds may acquire long and short positions in listed and unlisted common equities, preferred equities and convertible securities of issuers domiciled in developed or in emerging countries. The Underlying Funds may invest in equity securities regardless of market capitalization, including micro- and small-cap companies. The securities of smaller companies may involve more risk and their prices may be subject to more volatility. The Underlying Funds may also invest in distressed equity securities, which are generally considered to be riskier, speculative and relatively illiquid.

Private Placements. Certain private investments in which the Underlying Funds may invest may offer the opportunity for significant gains, but also involve a high degree of risk, including the complete loss of capital. Among these risks are the general risks associated with investing in companies operating at a loss or with substantial variations in operating results from period to period and investing in companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies with greater financial resources, more expansive development, manufacturing, marketing and service capabilities, and a greater number of qualified managerial and technical personnel. The Underlying Funds may invest in the form of equity or “equity linked” securities. As a result, the rights or claims of the Underlying Funds may be subordinate to those of other parties, including debt or senior equity holders, in the event of the failure of any company in which the Underlying Funds invest. The companies in which the Underlying Funds invest may be thinly traded and undercapitalized and therefore may be more sensitive to adverse business or financial developments. In the event that a company in which the Underlying Funds invest is unable to generate sufficient cash flow or raise additional equity capital to meet its projected cash needs, the value of the Underlying Funds’ investment in such company could be significantly reduced or even lost entirely. Business risks may be more significant in smaller or development- stage companies in which the Underlying Funds invest, including intense competition, changing business and economic conditions or other developments that may adversely affect their performance. Profits of the Underlying Funds, if any, may be derived from a relatively small number of their investments in private placements. The goal of making investments in companies that will provide superior investment returns will be difficult to achieve. There is no guarantee that the Underlying Funds will be able to invest their capital on attractive terms or that returns on such investments will exceed returns on alternative investments available to prospective investors in the Fund. The ability of the Underlying Funds to liquidate their positions and generate profits from their investments in private placements may also be adversely affected by a failure of the companies in which they invest to comply with registration, conversion, exchange or other obligations under the agreements pursuant to which such securities have been sold to the Underlying Funds.

PIPE Transactions. The Underlying Funds’ portfolios may include restricted securities purchased directly from an issuer in a private placement (i.e., in a PIPE Transaction). Such securities may consist of shares of common stock, convertible notes, warrants and/or other securities convertible into, or exercisable for, shares of common stock. PIPE Transactions present various risks, including the following:

(i)       Lack of Liquidity / Restricted Securities: In the case of restricted securities other than shares of common stock, there may never be any market for such securities, and in the case of restricted shares of common stock, there is likely to be no market for such shares unless and until the shares are registered for resale (as discussed below) or they become eligible for public resale pursuant to Rule 144 after a holding period (six (6) months as of the date of this Memorandum), and subject in certain cases to other requirements and limitations imposed by such Rule). One of these requirements is “current public information” (i.e., the issuer has filed its quarterly and annual reports). For resales by non-affiliates, this requirement is no longer applicable after the expiration of a one-year holding period, except that this requirement remains in effect if the issuer was a “shell company.” Accordingly, Rule 144 will not be available for any resales of securities of a former “shell company” if the company is not current in the filing of its periodic reports.

Even if registered or publicly resalable under Rule 144, such securities may be thinly-traded, making sales of such securities at desired prices or in desired quantities (or hedging of the risk associated with holding such securities) difficult or impossible, and even after registration, there may be periods in which the registration statement is unavailable or insufficient for the desired sales. Private (as opposed to public) resales of restricted securities, if possible, may be at substantial discounts to the prices at which such securities trade in the public markets (to the extent such markets exist), and it may be extremely difficult at times to value any such securities accurately. In this regard, the Underlying Funds investing in PIPE Transactions may determine to pay withdrawal proceeds partly or completely through in-kind distributions of securities.

Typically, an investor (such as the Underlying Funds) in a PIPE Transaction requires that the issuer agree to register for resale from time to time by the investor the shares of common stock received (or underlying the convertible securities and/or warrants received) in the transaction. Such shelf registration is dependent on the issuer’s compliance with such obligations (see “CONTRACTUAL RISK” below). As indicated above, the liquidity afforded by resale “shelf” registration is often important to the investor’s ability to realize the value of its investment. The SEC has taken the position (through the registration statement comment process and in public statements) that investors (such as the Underlying Funds) in certain PIPE offerings (particularly where the securities have a conversion or exercise price that floats with, or is subject to reset based upon, changes in the issuer’s stock price and where the issuer has a “public float” of its common equity of at least $75 million) may be deemed “underwriters” of offerings by the issuer and that, accordingly, the resale registration statements are for primary, rather than secondary, offerings. In such cases, to avoid such characterization, the issuer may only be able to register a portion of the shares held by (or underlying the convertible securities and/or warrants held by) the investor (possibly with the ability to register additional shares at a later date), and in any event, the registration process may be delayed. The potential lack of liquidity for the investor could reduce the value of the investment.

(ii)       Contractual Risk: In addition to general contractual obligations related to a particular security (e.g., in the case of a debt security, the obligation of the issuer to pay interest and repay principal with respect to such debt security), PIPEs investments generally involve contractual obligations by the issuer of such securities requiring the issuer to take certain actions, such as registering securities for resale and, in the case of convertible securities or warrants, issuing the underlying securities upon conversion of the convertible securities or exercise of the warrants. In order for the applicable Underlying Funds’ investment strategies to be effective, the issuer of such securities must abide by its contractual obligations. If an issuer fails to meet its contractual obligations, the Underlying Funds may be unable to dispose of the securities at their market prices, if at all, or may experience substantial delays in doing so, and thus the Underlying Funds (and, indirectly, the Fund) may not be able to realize the anticipated profit with respect to such investment for a substantial period of time, if ever. Additionally, the Underlying Funds investing in PIPE Transactions may become involved in costly litigation to enforce its rights under its contractual obligations with issuers.

(iii)       Regulatory Framework: When an Underlying Fund is provided with information regarding a proposed PIPE Transaction prior to its public announcement, the Underlying Fund will likely be in possession of material nonpublic information regarding the issuer of the securities that it has agreed to keep confidential. In most cases, trading on the basis of such information, including short selling, will be a violation of the insider trading laws. Accordingly, at least for a period of time, the applicable Underlying Fund may be unable to engage in any trading activities with respect to the issuer of such proposed PIPE, even if the Underlying Fund does not elect to participate in the PIPE Transaction and even if the Underlying Fund already holds a position in securities of such issuer.

The issuer in a PIPE Transaction typically relies on the “private placement” exemption under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D thereunder. In order to qualify for this exemption, an issuer will require each PIPE investor to represent that it is purchasing the securities with investment intent and not with a view to distribution. Short selling and other hedging activities, before and possibly even after the pricing and/or public announcement of a PIPE Transaction, may raise questions about the investment intent of the investor and, accordingly, the veracity of its investment representation. Absence of investment intent may cause the investor to be deemed a statutory underwriter with respect to the securities of the issuer in the PIPE Transaction, creating liability risks and potentially causing the issuer’s short selling or other hedging activities to constitute violations of the registration requirements imposed by the securities laws. Whether particular short selling or other hedging activities in fact impair investment intent may depend upon the timing and magnitude of these activities, but the SEC has given little guidance in this area. Additionally, shares underlying a short sale are deemed to be sold at the time of such short sale. The SEC has taken the position that a PIPEs investor that sells short prior to the effectiveness of the registration statement registering the shares issued in the PIPE cannot cover those short sales with the subsequently registered shares (i.e., covering with the PIPE registered shares would be a violation of Section 5 of the 1933 Act) or engage in certain transactions which have an equivalent effect. As a result of the applicable securities regulations and the SEC’s interpretations thereof, an Underlying Fund may be limited in its ability to hedge the risks associated with PIPE investments or in other securities held by the Underlying Fund of an issuer in which the Underlying Fund is making a PIPE investment (assuming that, but for such regulations and interpretations, such hedging would be possible).

(iv)       Risk of PIPEs Investigation: In recent years, the SEC and other authorities have conducted a number of investigations into short selling and other trading activities of placement agents and hedge fund managers in connection with PIPE Transactions, focusing on activities that may violate the insider trading and stock manipulation laws. These investigations have led in several cases to enforcement actions and, in a few cases, to criminal charges being brought against entities and persons involved in PIPE Transactions. These investigations and actions, together with the SEC’s focus on PIPE registration issues (as discussed above), indicate that certain PIPE Transactions and related activities are a concern for the SEC. The SEC may target individuals and entities involved in PIPE Transactions for investigation in the future. If an Underlying Fund were the subject of any such investigation, it could be required to devote substantial resources to responding to the authorities and any such investigation could adversely affect the flow of PIPE investment opportunities to such Underlying Fund. In addition, if any placement agent that originates PIPEs in which an Underlying Fund invests were to be the subject of such an investigation, such entity’s business may be impeded during the duration of the investigation, which could limit the supply of PIPEs available to the Underlying Fund.

(v)       Foreign Regulation: The Underlying Funds may engage in PIPEs transactions that involve companies located outside of the United States. Such transactions may not be regulated by the SEC and may be subject to different regulatory frameworks and more risks than PIPEs transactions involving companies located in the United States, such as the risks of expropriation, burdensome taxation, moratoria or political or diplomatic events. In addition, there may be risks associated with reduced or less reliable information about non-U.S. issuers and markets, less stringent accounting standards and/or illiquidity of securities or markets.

Small- to Micro-Cap Stocks. The Underlying Funds may invest in small- to micro-cap companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strength of larger corporations. In addition, the Underlying Funds may be unable to sell certain small- or micro-cap stocks at an advantageous time or price. In many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to wider price fluctuations. Also, due to thin trading in some of these stocks, an investment in these stocks may be considered less liquid than an investment in many larger-capitalization stocks, making purchases or sales at desired prices or in desired quantities more difficult. When making large sales, the Underlying Funds may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of the securities of smaller companies. Accordingly, such stocks may be required to be held for a lengthy period of time and often require more time to sell and result in higher selling expenses than does the sale of securities for which there is an active market.

Foreign Investing Risk

Foreign investments by the Fund and the Underlying Funds may be subject to economic, political, regulatory and social risks, which may affect the liquidity of such investments. Foreign ownership of certain investments may be restricted, requiring the Underlying Funds to share the applicable investment with local third party shareholders or investors, and there may be significant local land use and permit restrictions, local taxes and other transaction costs which adversely affect the returns sought by the Fund. These investments may be subject to additional risks relating to adverse political developments (including nationalization, confiscation without fair compensation, civil disturbances, unrest or war) and regulatory risks, which may affect the liquidity of such investments. Further, foreign governments may impose restrictions to prevent capital flight which may, for example, involve punitive taxation (including high withholding taxes) on certain securities, transfers or asset sales or the imposition of exchange controls, making it difficult or impossible to exchange or repatriate the applicable currencies. Foreign investments also are subject to additional risks such as:

•      unfavorable changes in currency rates and exchange control regulations;

•      reduced availability of information regarding foreign companies;

•      different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements;

•      reduced liquidity and greater volatility;

•      difficulty in obtaining or enforcing a judgment;

•      increased brokerage commissions and custody fees; and

•      increased potential for corrupt business practices in certain foreign countries.

As a result of potential hurdles facing foreign parties in enforcing legal rights in certain jurisdictions, there can be no certainty that rights to investments in non-U.S. jurisdictions will be successfully upheld in the courts of such jurisdiction. Certain Underlying Funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of such jurisdictions to enforce the Fund’s rights as an investor therein, as compared to the courts of the United States. To the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment. Further, due to unpredictable political climates in certain jurisdictions and shifting relationships between the U.S. and various jurisdictions, the ability of certain Underlying Funds to liquidate collateral held in non-U.S. jurisdictions may become difficult.

The Fund does not intend to obtain political risk insurance. Accordingly, actions of foreign governments could have a significant effect on economic actions in their respective countries, which could affect private sector real asset and real asset-related companies and the prices and yields of investments. Exchange control regulations, expropriation, confiscatory taxation, nationalization, political, economic or social instability or other economic or political developments in such countries could adversely affect the assets of the Fund.

Political changes or a deterioration of a foreign nation’s domestic economy or balance of trade may indirectly affect the Fund’s investment in a particular real asset or in that nation. Moreover, the investments could be adversely affected by changes in the general economic climate or the economic factors affecting certain investments or related industries, changes in tax law or specific developments within such industries or interest rate movements. While the Investment Adviser intends to manage foreign investments in a manner that it believes will minimize the Fund’s exposure to such risks, there can be no assurance that adverse political or economic changes will not cause the Fund to suffer losses.

The Fund and Underlying Funds may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom (the “UK”). In June 2016, the UK approved a referendum to leave the European Union (the “EU”). The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. The UK began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. In March 2021, the UK and EU put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Fund and Investment Funds cannot be predicted, and it is possible that the new terms may adversely affect the Fund.

In addition to the risks associated with foreign investments generally, such investments in particular regions or countries with emerging markets may face those risks to a greater degree and may face additional risks. See “EMERGING MARKETS RISK.”

Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations, and the Fund may be required to establish special custodial or other arrangements before transacting in securities traded in emerging markets. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries may have operating expenses that are higher than funds investing in other securities markets. Emerging market countries also may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer. Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.

Currency and Exchange Rate Risks. The Underlying Funds may invest in Financial Instruments denominated in currencies other than the U.S. Dollar or in Financial Instruments which are determined with references to currencies other than the U.S. Dollar. The Underlying Funds, however, will generally value their assets in U.S. Dollars. To the extent unhedged, the value of the Underlying Funds’ assets will fluctuate with U.S. Dollar exchange rates as well as with price changes of their investments in the various local markets and currencies. Thus, an increase in the value of the U.S. Dollar compared to the other currencies in which the Underlying Funds may make investments will reduce the effect of increases and magnify the U.S. Dollar-equivalent of the effect of decreases in the prices of the Underlying Funds’ Financial Instruments in their local markets. Conversely, a decrease in the value of the U.S. Dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Underlying Funds’ non-U.S. Dollar Financial Instruments. The Underlying Funds may or may not attempt to hedge against currency fluctuations in their sole discretion, but even if the Underlying Funds do attempt to hedge against such fluctuations, there can be no assurance that such hedging transactions will be effective.

Non-Reporting Stocks. The Underlying Funds may make investments in public companies whose shares are quoted on the “pink sheets”. Pink sheet stocks are over-the-counter securities that do not meet the listing standards required to trade on Nasdaq, the American Stock Exchange or other major stock exchanges due to their limited capitalization, the limited number of shares outstanding and/or its non- reporting status. Pink sheet stocks are small, thinly-traded issues that often carry a great deal of risk. For instance, pink sheet stocks are not very liquid, and as such, bid/ask spreads are wide. In addition. online quotes for these securities are not firm, but rather merely provide indications of price. Accurate information about pink sheet stocks is often difficult to obtain because many companies whose shares are traded on the pink sheets are not required to file their financial reports with the SEC. Pink sheet stocks are also speculative in nature because many of these firms are still in the early development stages and have no proven track record. While many are legitimate businesses, the lack of reliable data and readily available public information makes them susceptible to fraud and manipulation.

“New Issues.” The Underlying Funds may invest in “new issues” (defined as any initial public offering of an equity security). The purchase of “new issues” involves greater risk than securities trading in general. The prices of new issues may not increase as expected and, in fact, may decline more rapidly. While most people assume that new issues will trade at a premium to their issue price until they are liquidated, there is no guarantee that this will occur. In order for the Fund to invest in Underlying Funds that trade “new issues,” each investor in the Fund must represent and warrant in the Subscription Documents that it either is or is not restricted from participating in such new issues pursuant to Financial Industry Regulatory Authority (“FINRA”) Rules 5130 and 5131, and the Fund will be relying on such representations and warranties in engaging in its business activities.

Trading in Options. Among the Financial Instruments that the Underlying Funds may trade are options. An option is a right, purchased for a certain price, to either buy or sell the underlying instrument or product during or at the end of a certain period of time for a fixed price. The risks in trading options are different from the risks in trading the underlying instruments or products, and trading in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset. For example, if an Underlying Fund buys an option (either to sell or buy an underlying instrument or product), it will be required to pay a “premium” representing the market value of the option. The value of an option may decline because of a decline in the value of the underlying asset relative to the strike price, the passage of time, changes in the market’s perception as to the future price behavior of the underlying asset or any combination thereof. Unless the price of the underlying instrument or product changes and it becomes profitable to exercise or offset the option before it expires, the Underlying Fund may lose the entire amount of the premium. Conversely, if an Underlying Fund sells an option (either to sell or buy an underlying instrument or product), it will be credited with the premium but will have to deposit margin with such Underlying Fund’s Broker due to its contingent liability to deliver or accept the underlying instrument or product in the event the option is exercised. Sellers of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of an asset at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. The ability to trade in or exercise options may be restricted in the event that trading in the underlying instrument or product becomes restricted.

Trading in ETFs. The Fund and Underlying Funds may invest in exchange-traded funds (“ETFs”). ETFs are traded like stocks on stock exchanges such as the American Stock Exchange. Accordingly, although investments in mutual funds and ETFs are subject to similar risks, ETFs have certain unique risks not shared by mutual funds. Some of the risks of investments in ETFs include the following:

(i)       General Risks - An investment in ETFs comprised of publicly traded stocks are subject to the risks that impact the portfolio of underlying stock, including market risks resulting from such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. In addition, investment techniques such as short selling and margin debt may be used with ETFs which would expose the Underlying Funds to the risks associated with those investment techniques.

(ii)      ETF Trading - It is possible for the value of ETFs to fall or to rise more slowly than the stock market as a whole. Risk is also involved in ETF selection. Unlike open-ended mutual funds, ETFs may potentially trade above or below the value of their underlying portfolios. While most ordinary mutual funds can only be bought or sold at the end of the day at the calculated NAV of the fund, ETFs may be purchased or sold throughout the day at prices that are not guaranteed to match the underlying value of the stocks in the portfolio. Accordingly, the Underlying Funds could be exposed to corrective forces if they inadvertently purchase an ETF at a premium to the underlying value of the stocks in the ETF.

(iii)     Layering of Fees - With respect to the Underlying Funds’ investments in ETFs, the Fund’s direct fees and expenses, coupled with its indirect fees and expenses at both the Underlying Fund and ETF levels, results in multiple levels of fees and greater expense than would be associated with direct investment.

(iv)     International ETFs - ETFs comprised of foreign securities may be highly volatile in nature. In general, foreign markets are not as liquid and do not have pertinent information disseminated as efficiently as United States markets. International investments may also involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic or political instability in other nations.

(v)      Trading in Specialty or Sector ETFs - The Underlying Funds may invest a portion of their assets in ETFs that are industry, sector or capitalization specific, and thereby may be subject to the volatility attendant with such a specialized focus.

(vi)     Distributions from ETFs - The tax regulations pertaining to ETFs generally cause them to distribute their taxable gains in the form of a dividend near year-end. The share price of the ETF would generally drop by a corresponding amount on the ex-dividend date of the distribution. Such distributions are made on a pro rata basis without regard to the actual gains or losses an individual ETF shareholder may have sustained. Accordingly, investors who have real economic gain less than the amount of the dividend may then have a motivation to sell those ETF shares to claim the drop in share price as a capital loss and thereby offset the income distribution. However, wash sale rules require that the investor not re-invest for 31 days in order to claim the capital loss deduction. Accordingly, tax strategies employed by other investors may increase the price volatility of ETF shares and of securities owned by such ETFs at times near to the distribution of such a dividend. Similarly, the Underlying Funds may elect to manage their taxable income by avoiding certain ETFs during their income distributions, thereby introducing an additional element of risk into their timing models.

Warrants and Rights. The Underlying Funds may invest in warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Bonds and Other Fixed Income Securities. The Underlying Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Underlying Funds may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Over-the-Counter and Other Derivative Instruments in General. The Underlying Funds may use various derivative instruments, including futures, options, forward contracts, swaps and other derivatives which may be volatile and speculative. Certain positions may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. Use of derivative instruments presents various risks, including the following:

(i)       Tracking: When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent an Underlying Manager from achieving the intended hedging effect or expose the Underlying Fund to the risk of loss.

(ii)      Liquidity: Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets an Underlying Manager may not be able to close out a position without incurring a loss for the Underlying Fund.

(iii)     Leverage: Trading in derivative instruments can result in large amounts of leverage. Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by an Underlying Fund and could cause its assets to be subject to wider fluctuations than would be the case if the Underlying Fund did not use the leverage feature in derivative instruments. See “BORROWING; USE OF LEVERAGE” above.

(iv)     Over-the-Counter Trading: Certain derivative instruments may not be traded on an exchange. Over-the-counter Financial Instruments that may be purchased or sold by the Underlying Funds may include swap transactions, forward foreign currency transactions and bonds and other fixed income securities. Over-the-counter Financial Instruments, unlike exchange traded Financial Instruments, are two-party contracts with price and other terms negotiated by the buyer and the seller. The risk of nonperformance by the obligor on such an instrument may be greater and the ease with which the Underlying Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. Because performance of over-the-counter Financial Instruments is not guaranteed by any exchange or clearinghouse, the Underlying Funds will be subject to the risk of the inability or refusal to perform with respect to such Financial Instruments on the part of the counterparties with which they trade. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Underlying Funds to substantial losses.

(v)      Lack of Regulation: Financial Instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded Financial Instruments and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions. The counterparty to an over-the-counter Financial Instrument entered into by an Underlying Fund may not be subject to the same credit evaluation and regulatory oversight as are members of exchange based markets. The same may be true with respect to Financial Instruments traded on certain types of alternative exchanges (e.g., exempt commercial markets) that are less regulated than traditional securities, commodities and futures exchanges.

(vi)     Market Conditions: Recent events in the financial markets resulting in the failure of large institutions that serve as counterparties to many over-the-counter Financial Instruments have resulted in greater illiquidity of such instruments and heightened concern for counterparty risk.

Credit Default Swaps. The Underlying Funds may enter into credit default swaps. In general, a credit default swap is a type of over-the-counter credit derivative between two counterparties whereby one counterparty (the “purchaser”) is obligated to pay the other counterparty (the “seller”) a periodic stream of payments (“premiums”) over the term of the contract, in return for the seller’s obligation to pay the purchaser upon the occurrence of a credit event (e.g., bankruptcy, failure to pay, obligation acceleration or restructuring) with respect to an underlying reference obligation or reference obligor. The Underlying Funds may stand on either side of a credit default swap (i.e., either as the purchaser or the seller). Credit default swaps are non-standardized, privately negotiated transactions and the payment by the seller to the purchaser is contingent upon the occurrence of a credit event as defined in the swap transaction documents, which definition may be more expansive or narrow than what would normally be viewed as a default by the reference obligor, whether under the reference obligation or otherwise. In addition to the risk of non-performance of the counterparty, there is an inherent risk in being able to predict the likelihood of a credit event under a credit default swap. Also, credit default swaps generally are traded over-the-counter and not on an organized market, which may make them illiquid and difficult to value. If an Underlying Fund is the purchaser under the swap agreement and no credit event occurs, the Underlying Fund will not recoup the premiums it paid to the seller. Likewise, if the Underlying Fund is the seller under the swap agreement, it may be required to pay an amount upon the occurrence of a credit event that far exceeds the periodic premium payments received by the Underlying Fund under the swap agreement. Certain Underlying Funds may rely on the use of credit default swap transactions to hedge their exposure to the debt of underlying issuers. Any significant dislocation in the financial markets may make it more difficult for Underlying Funds to enter these transactions and, therefore, may increase the costs to the Underlying Funds of hedging such exposures (or prevent them from doing so entirely), potentially resulting in lower returns and/or greater risk to investors.

Enhanced Regulation of Short Sales and Credit Default Swaps. The E.U. Regulation on Short Selling (the “Short Selling Regulation”) places restrictions and disclosure requirements on persons taking short positions in E.U. shares and sovereign bonds and prohibits entering into uncovered credit default swaps in relation to E.U. sovereign debt (i.e., where the investor does not have an exposure that it is seeking to hedge either to the sovereign debt itself or to assets or liabilities whose value is correlated to the sovereign debt). In addition, the Short Selling Regulation permits the competent authorities of E.U. member states to prohibit or restrict short sales, limit sovereign credit default swaps and impose emergency disclosure requirements, among other things, during times of stressed markets. Competent authorities may also restrict short sales of individual securities which have suffered a significant fall in price in a single day.

The provisions of the SEC rules and the Short Selling Regulation may hinder an Underlying Fund’s investment program by preventing it from taking positions that the Underlying Manager of such Underlying Fund considers favorable. They may also result in overvaluations of certain securities due to restrictions on market efficiency. In addition, the SEC’s “Circuit Breaker Uptick Rule” and the emergency powers granted under the Short Selling Regulation to competent authorities during times of stressed markets and with respect to individual securities, may adversely affect an Underlying Fund by preventing it from taking hedging positions or other positions that the Underlying Manager of such Underlying Fund considers to be in such Underlying Fund’s best interests. The imposition of emergency measures under the Short Selling Regulation could, therefore, result in substantial losses to an Underlying Fund.

Commodities and Futures Trading. The Underlying Funds may invest in commodities and futures contracts. Substantially all trading in commodities and futures has as its basis a contract to purchase or sell a specified quantity of a particular asset for delivery at a specified time, although certain Financial Instruments, such as market index futures contracts, may be settled only in cash based on the value of the underlying composite index. Futures trading involves trading in contracts for future delivery of standardized, rather than specific, lots of particular assets.

(i)       Volatility: Futures prices are highly volatile. Price movements for the futures contracts and options on futures contracts which an Underlying Manager may trade are influenced by, among other things, changes in supply and demand relationships, weather, agricultural, trade, fiscal and monetary programs and policies of governments, U.S. and foreign, political and economic events and policies, changes in national and international interest rates and rates of inflation, currency controls, devaluations and revaluations, and sentiments of the marketplace. Governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly. No assurance can be given that the Underlying Funds will be profitable or that they will not incur substantial losses.

(ii)      Position Limits: The CFTC and certain exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in particular commodities. All commodity accounts owned, held, controlled or managed by an Underlying Manager or its principals and affiliates, including accounts of other clients for which the Underlying Manager acts as commodity trading advisor, will be combined for position limit purposes with the positions held in the Underlying Manager’s Underlying Fund. It is possible that trading decisions of an Underlying Manager may have to be modified and that positions held by an Underlying Fund may have to be liquidated to avoid exceeding such limits. Certain non-U.S. exchanges are not subject to position limits.

(iii)     Price Limits: U.S. commodity exchanges may limit fluctuations in futures contracts prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” In addition, even if futures prices have not moved beyond the daily limit, an Underlying Manager may not be able to execute futures trades at favorable prices if little trading in such contracts is taking place (i.e., there is a “thin” market).

(iv)     Margin: Futures are typically traded on “margin.” The “margin” is the amount of escrow or performance bond deposit that an Underlying Fund will have to make and maintain with its FCMs to secure its future obligation to close out open positions. The initial margin requirements may be satisfied by the deposit of cash (or, in some U.S. markets, certain U.S. Government obligations). The open positions must be “marked to market” daily, requiring additional margin deposits if the position reflects a loss that reduces an Underlying Fund’s equity below the level required to be maintained and permitting release of a portion of the deposit if the position reflects a gain that results in excess margin equity. The level of margin that must be maintained for a given position is sometimes subject to increase, requiring additional cash outlays. In the futures markets, margin deposits are typically low relative to the value of the futures contracts purchased or sold. Such low margin deposits result in a high degree of leverage. Because margin requirements normally range upward from as little as 2% or less of the total value of the contract, a comparatively small commitment of cash or its equivalent may permit trading in futures contracts of substantially great value. As a result, price fluctuations may result in a contract profit or loss that is disproportionate to the amount of funds deposited as margin. Such a profit or loss may materialize suddenly, since the prices of futures frequently fluctuate rapidly and over wide ranges, reflecting both supply and demand changes and changes in market sentiment.

(v)      Size of Underlying Managers’ Accounts: Depending upon the size of an Underlying Fund, it may be difficult or impossible for the Underlying Manager to take or liquidate a position in a particular commodity, method or strategy due to the size of the accounts which may be managed by such Underlying Manager.

Security Futures Contracts. The Underlying Funds may trade security futures contracts. Security futures contracts include both futures contracts on single stocks and futures contracts on narrow-based securities indices. They are treated as both futures and securities and, therefore, are subject to the joint jurisdiction of the SEC and the CFTC. Security futures contracts are subject to the same risks as other securities, as well as to the greater volatility and risks of futures trading. Since they are relatively new products, security futures contracts have relatively low liquidity and limited trading history.

Exchanges for Related Products. The Underlying Funds may engage in exchange for related products (“EFRPs”) transactions, including in exchanges of futures for physicals (“EFPs”). An EFRP is a transaction permitted under the rules of many futures exchanges in which two parties may exchange futures positions without making an open, competitive trade on the exchange. In general, the buyer of the physical commodity buys the corresponding futures contract, while the seller of the physical commodity sells that futures contract. The prices at which such transactions are executed are negotiated between the parties. If an Underlying Fund were prevented from such trading as a result of regulatory changes, the Underlying Fund’s performance could be adversely affected.

Forward Trading. The Underlying Funds may enter into forward contracts in the over-the-counter markets. Forward contracts and options thereon, unlike exchange traded futures contracts and options on futures contracts), are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals that deal in the forward markets are not required to continue to make markets in the commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain commodities or have quoted prices with an unusually widespread between the price at which they were prepared to buy and that at which they were prepared to sell. Trading in Currencies. The Underlying Funds may trade currencies and related Financial Instruments in interbank and forward contract markets. An Underlying Fund may be exposed in the interbank market to risks associated with any government or market action that might suspend or restrict trading or otherwise render illiquid, in whole or in part, the Underlying Fund’s position. An Underlying Manager may trade currencies and financial instruments in interbank and forward contract markets which the Underlying Manager believes to be well-established and of recognized standing. The Underlying Manager may effect such trades with Brokers and other market participants which it believes to be creditworthy.

Repurchase Agreements and Reverse Repurchase Agreements. The Underlying Funds may enter into repurchase and reverse repurchase agreements. Repurchase agreements involve the sale of a Financial Instrument by an Underlying Fund and its agreement to repurchase the Financial Instrument at a specified time and price (thereby financing the Underlying Fund’s acquisition of such Financial Instrument). If the party to whom such Financial Instrument is sold should default, as a result of bankruptcy or otherwise, an Underlying Fund may not be able to recover the Financial Instruments sold, which could result in a loss to the Underlying Fund if the value of such Financial Instruments has increased over their repurchase price. Similarly, entering into reverse repurchase agreements involves certain risks. A reverse repurchase agreement involves the purchase of a Financial Instrument by an Underlying Fund from a Broker that agrees to repurchase the Financial Instrument at the Underlying Fund’s cost plus interest within a specified time. Under a reverse repurchase agreement, an Underlying Fund continues to receive any principal and interest payments on the underlying Financial Instrument during the term of the agreement. If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, an Underlying Fund may seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the Financial Instruments if their value should fall below their repurchase price. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, an Underlying Fund’s ability to dispose of the underlying Financial Instruments may be severely restricted.

Illiquid Investments. The Financial Instruments and other assets in which the Underlying Funds may invest include assets that are subject to legal or contractual restrictions on their resale (e.g., Financial Instruments issued by privately-held entities) or for which there is a relatively inactive trading market, making purchases or sales at desired prices or in desired quantities difficult or impossible. Further, as part of its emergency powers, an exchange or regulatory authority can suspend or limit trading in a particular instrument, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only. The possibility also exists that governments may intervene to stabilize or fix exchange rates, restricting or substantially eliminating trading in the affected currencies. Illiquid Financial Instruments may be required to be held for a lengthy period of time and often require more time to sell and result in higher brokerage charges or dealer discounts and other selling expenses than does the sale of Financial Instruments eligible for trading on national securities exchanges or for which there is an active over-the-counter market. In addition, due to thin trading in certain Financial Instruments or assets, investments in such Financial Instruments or assets may be less liquid than alternative investments for which there is a more active trading market, which could cause an Underlying Fund to suspend its NAV calculations and/or withdrawals and/or to designate all or a portion of its assets as side pockets. Therefore, the Underlying Funds’ investments in illiquid or thinly-traded Financial Instruments or assets may reduce the returns of the applicable Underlying Funds because they may be unable to sell the illiquid or thinly-traded Financial Instruments or assets at an advantageous time or price.

Fixed-Income Investments. The Underlying Funds may invest in fixed-income Financial Instruments. The value of fixed-income Financial Instruments will change as the general levels of volatility and interest rates fluctuate. When interest rates decline, the value of fixed-income Financial Instruments can be expected to rise. Conversely, when interest rates rise, the value of such Financial Instruments can be expected to decline. Investments in lower rated or unrated fixed-income Financial Instruments, while generally providing greater opportunity for gain and income than investments in higher rated Financial Instruments, usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such Financial Instruments).

LIBOR Discontinuation Risk. Certain of the Underlying Funds’ investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will cease publication after June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non- representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Underlying Funds and Fund. The effect of any changes to, or discontinuation of, LIBOR on the Underlying Funds and Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts, and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers.

The transition process could lead to (i) increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, or (ii) a reduction in the value of some LIBOR-based investments or (iii) reduced effectiveness of related Fund transactions. All of the aforementioned may adversely affect the Fund’s performance or NAV. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Underlying Funds and Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction- level repo data collected from various sources. For each trading day, SOFR is calculated as a volume- weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

High Yield Securities. The Underlying Funds may invest in “high yield” bonds and preferred securities which are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Financial Instruments in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated Financial Instruments and are generally considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. They also are generally considered to be subject to greater risk than Financial Instruments with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower- rated Financial Instruments, the yields and prices of such Financial Instruments may tend to fluctuate more than those of higher-rated Financial Instruments. The market for lower-rated Financial Instruments is thinner and less active than that for higher-rated Financial Instruments, which can adversely affect the prices at which these Financial Instruments can be sold. In addition, adverse publicity and investor perceptions about lower rated Financial Instruments, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower- rated Financial Instruments. Investments in sovereign debt involve special risks in that in the event of default, an Underlying Fund’s recourse against the issuer may be limited.

Asset-Backed Securities. The Underlying Funds may invest in asset-backed securities (“ABS”). ABS are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. Issuers of ABS are primarily banks and finance companies, captive finance subsidiaries of non-financial corporations or specialized originators such as credit card lenders. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special- purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks. In addition, concentrations of ABS of a particular type, as well as concentrations of ABS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject an Underlying Fund to additional risk.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest- rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders and from the need to mark to market the excess servicing or spread account proceeds carried on the balance sheet. Liquidity risk can arise from increased perceived credit risk. Liquidity can also become a significant problem if concerns about credit quality, for example, lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. Investments in ABS also entail legal risks, including the risks that the investors may not have an enforceable agreement against the issuer or a valid security interest in the underlying collateral, as well as the risk that events that materially affect the value of the underlying collateral (for example, a default on an underlying loan or derivative instrument) may not be tied directly to the rights of the ABS holders (for example, by triggering the declaration of a default on the ABS). As a result, the Underlying Funds’ investments in ABS could decline substantially in value.

Mortgage-Related Securities.

(i)       Generally: The Underlying Funds may invest in mortgage-related securities. Generally, mortgage- related securities tend to be sensitive to changes in interest rates. Therefore, during a period of rising interest rates, such mortgage-related securities may exhibit additional volatility. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgage sooner than expected. This can reduce the returns of an Underlying Fund because the Underlying Fund may have to reinvest that money in lower prevailing interest rates. Special risks may also be associated with investments in fixed or adjustable rate mortgage pass-through securities, and fixed or adjustable rate collateralized mortgage obligations, real estate mortgage investment conduits and stripped mortgage-backed securities (“SMBSs”). For example, SMBSs are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In some cases, one class will receive all of the interest while the other will receive the entire principal. The yield to maturity of SMBSs may be extremely sensitive to the rate of principal payments on the underlying mortgage loans. A rapid change in the rate of principal payments may have a material adverse effect of the yield to maturity of SMBSs. It is therefore possible that an Underlying Fund may incur losses on its investments in SMBSs regardless of their ratings by rating agencies such as Standard & Poor’s and Moody’s.

(ii)      Sub-Prime Mortgage Market: Certain Underlying Funds may buy and sell sub-prime mortgage loans (and/or related Financial Instruments) that are secured by residential real estate owned by borrowers who may not meet conforming underwriting guidelines because of unusual loan-to- value ratios, the nature or absence of income documentation, limited credit histories, high levels of consumer debt, and/or past credit difficulties. Certain Underlying Funds may also purchase and sell loans (and/or related Financial Instruments) secured by commercial real estate. Such loans may be sub-prime or investment grade. The collateral for such loans could include any type of commercial real estate including, without limitation, office buildings, research parks, industrial real estate, “big box” malls, local and regional shopping malls, outlet malls, parking lots and/or garages, and apartment complexes.

These types of sub-prime mortgage loans generally have higher delinquency and default rates than prime or ordinary course loans. Delinquency interrupts the flow of projected interest income from a loan and default can ultimately lead to a loss if the net realizable value of the property securing the loan is insufficient to cover the principal and interest due on the loan. Also, the cost of financing and servicing a delinquent or defaulted loan is generally higher than for a performing loan. In addition, because sub-prime mortgage loans frequently have a higher loan-to-value ratio than ordinary course loans, a decrease in the underlying property values increases the probability that a holder of a loan will receive less than the full amount due in the event of a default. The Underlying Funds bear the risk of delinquency and default on loans beginning when loan and/or related Financial Instruments are purchased until the loan is collected.

(iii)     Market Conditions: Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that have adversely affected the performance and market value of mortgage-backed securities and issuers backed by mortgage- backed securities. Delinquencies, defaults and losses with respect to residential mortgage loans generally have increased in recent periods, and may continue to increase, particularly in the sub- prime sector. In addition, in recent periods, housing prices and appraisal values in many U.S. states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans whose aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.

Subordinated Securities. The Underlying Funds may invest in mortgage-backed securities and other securities that are subordinate to one or more senior classes. Generally, such subordinated securities bear the first risk of loss on the mortgages or other collateral underlying such securities. As a result, changes in the value of the performance of subordinated securities are expected to be greater than the change in the value or payment performance of the underlying mortgages or other collateral. In the event of a default, proceeds from any realization on the underlying mortgages or other collateral will first be allocated to the senior classes of securities in accordance with the priority of payments prior to any allocation to the subordinated securities held by the Underlying Funds.

Investment Risks of Bank Debt.

(i)       Lack of Regulation: The Underlying Funds may invest in bank debt. Bank debts are not traded on regulated exchanges, are not registered with U.S. or other governmental authorities and are not subject to the rules of any self-regulatory organization.

(ii)      Default Rates of Term Bank Debts: There are varying sources of statistical default rate data for term bank debts and numerous methods for measuring default rates. The historical performance of the term debt market is not necessarily indicative of its future performance. Should increases in default rates occur with respect to the type of collateral securing the bank loans in which an Underlying Fund invests, the actual default rates of the bank loans held by the relevant Underlying Fund may exceed the hypothetical default rates used by the Underlying Manager in determining to purchase such bank debt.

(iii)     Bank Debt Participations: An Underlying Fund may invest in bank debt participations, which involve certain risks in addition to those associated with direct loans. A bank debt participant has no contractual relationship with the borrower of the underlying bank debt. As a result, the participant is generally dependent upon the lender to enforce its rights and obligations under the bank debt agreement in the event of a default and may not have the right to object to amendments or modifications of the terms of such bank debt agreement. A participant in a syndicated bank debt generally does not have voting rights, which are retained by the lender. In addition, a bank debt participant is subject to the credit risk of the lender as well as the borrower, since a bank debt participant is dependent upon the lender to pay its percentage of payments of principal and interest received on the underlying bank debt.

(iv)     Bank Debt Assignments: An Underlying Fund may invest in bank debt assignments, which involve certain risks. An Underlying Manager may purchase a bank debt assignment with a conduit vehicle created solely for the purchase of bank debt assignments. Therefore, in the context of a bank debt assignment, the relevant Underlying Fund would become an owner of the conduit vehicle, and as such, would have no rights other than as an investor under the charter document of the conduit vehicle. Such Underlying Fund is subject to the credit risks of both the borrower and the conduit vehicle.

(v)      Interest-Rate Risks of Investments in Bank Debt: The value of securities in which an Underlying Fund invests generally will have an inverse relationship with interest rates. Accordingly, if interest rates rise, the value of such securities will decline. In addition, to the extent that the receivables or bank debt underlying specific securities are pre-payable, the value of such securities may be negatively affected by increasing prepayments, which generally occur when interest rates decline.

Credit Risk of Issuer. The risks associated with certain Financial Instruments traded by an Underlying Fund may include credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a Financial Instrument’s credit rating may affect a Financial Instrument’s value. Financial Instruments rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher rated Financial Instruments.

Credit Ratings. Credit ratings of debt securities are not a guarantee of quality. A credit rating represents only the applicable rating agency’s opinion regarding credit quality based on the rating agency’s evaluation of the safety of the principal and interest payments. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. As a result, a credit rating may not fully reflect the risks inherent in the relevant security. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, to the extent that a rating agency rates a security at the request of an issuer, the rating agency has a conflict of interest in providing such rating.

Risks Related to Investing in Illiquid Underlying Funds. With respect to the Fund’s investments in Illiquid Underlying Funds (e.g., closed end private equity, growth capital, venture capital, real estate funds or co-Underlying Funds), the Fund generally will be unable to redeem or withdraw, as applicable, its investment in any such Illiquid Underlying Fund at its option, and there are significant restrictions associated with the ability to sell, transfer or otherwise dispose of the Fund’s investment in any such Illiquid Underlying Fund. Further, the lack of liquidity of any Illiquid Underlying Fund, and the possibility of limited information regarding the investments made by such Illiquid Underlying Fund, may make it difficult for an administrator or valuation agent to accurately value such Illiquid Underlying Fund, and may cause any resulting valuations to be inaccurate. In addition, the length of the Fund’s investment in any Illiquid Underlying Fund will depend on the term of such Illiquid Underlying Fund, which term could be extended from time to time in accordance with the governing documents of such Illiquid Underlying Fund. Accordingly, the duration of the Fund’s investment in any Illiquid Underlying Fund is expected to be a very extended period of time and could be made longer if such Illiquid Underlying Fund extends its term.

Leveraged Investments. An Underlying Fund may make use of leverage by having a portfolio company incur debt to finance a portion of its investment in such company. Leverage generally magnifies both the opportunities for gain and the risk of loss from a particular investment. The cost and availability of leverage is highly dependent on the state of the broader credit markets, which is difficult to separately forecast, and at times it may be difficult to obtain or maintain the desired degree of leverage. The use of leverage also imposes restrictive financial and operating covenants on a company, in addition to the burden of debt service, and may impair its ability to finance future operations and capital needs. The leveraged capital structure of companies will increase the exposure of an Underlying Fund’s investments to a deterioration in the company’s condition or industry, competitive pressures, an adverse economic environment or rising interest rates and could accelerate and magnify declines in the value of such Underlying Fund’s investments in the leveraged portfolio companies in a down market. In the event any portfolio company cannot generate adequate cash flow to meet debt service, an Underlying Fund may suffer a partial or total loss of capital invested in the portfolio company, which would adversely affect the returns of such Underlying Fund. Furthermore, should the credit markets be tight at the time an Underlying Fund determines that it is desirable to sell all or a part of the portfolio company, such Underlying Fund may not achieve an exit multiple or enterprise valuation consistent with forecasts. Moreover, the companies in which the Underlying Funds invest generally will not be rated by a credit rating agency.

Real Estate Investment Risks.

General Real Estate Investment Risks. Real estate historically has experienced significant fluctuations and cycles in performance that may result in reductions in the value of real estate investments made by an Underlying Fund. The performance and value of real estate investments once acquired depends upon many factors beyond an Underlying Manager’s control. Revenues and cash flows from real estate investments may be adversely affected by:

•      changes in national or local economic conditions, including unemployment rates and consumer spending/confidence;

•      changes in local real estate market conditions due to changes in national or local economic conditions or changes in local property market characteristics;

•      the supply of available properties to acquire at attractive pricing in a particular market;

•      competition from other investors pursuing the same or similar strategies;

•     competition from other properties offering the same or similar services and amenities, including technology capabilities;

•      rising labor, materials and financing costs;

•      access to transportation, highways and roadways;

•      changes in interest rates and in the state of the debt and equity capital markets;

•      the on-going need for capital improvements, particularly in older building structures;

•      changes in real estate tax rates and other operating expenses;

•     civil unrest, acts of God, including earthquakes, hurricanes and other natural disasters, acts of war or terrorism, which may decrease the availability of or increase the cost of insurance or result in uninsured losses;

•     changes in governmental rules/regulations and fiscal policies which may result in adverse tax consequences, unforeseen increases in operating expenses generally or increases in the cost of borrowing;

•      the bankruptcy or liquidation of major tenants or a decline in the business operated by tenants;

•      adverse changes in zoning laws;

•      the impact of present or future environmental legislation and compliance with environmental laws;

•      the impact of lawsuits which could cause an Underlying Fund to incur significant legal expenses and divert the Underlying Manager’s time and attention away from the day-to-day operations of the Underlying Fund; and

•      other factors that are beyond an Underlying Manager’s control and the control of the property owners.

Litigation Risks. The acquisition, ownership, leasing and disposition of real properties carries certain specific litigation risks. Litigation may be commenced with respect to a property in relation to activities that took place prior to an Underlying Fund’s investment in such properties. In addition, at the time of disposition of a property, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such buyer should be awarded due diligence expenses incurred or damages for misrepresentation relating to disclosures made, if such buyer is passed over in favor of another as part of an Underlying Fund’s efforts to maximize sale proceeds. Similarly, successful buyers may later sue an Underlying Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

General Regulatory Considerations. The operation of a property will likely require the approval of, or compliance with, regulations of national and/or local governmental and regulatory authorities (including building codes and laws and regulations pertaining to fire safety and handicapped access) and, in some cases, consents of third parties. There can be no assurance that any required approvals and consents will be obtained on a timely basis, if at all. Additionally, certain approvals previously received may be rescinded, conditions set forth in interim permits (if any) may delay the issuance of final permits, and litigation may arise with respect to interim or final permits. In addition to the foregoing, regulatory enactments, including various permit or licensing requirements, or changes in their interpretation by the applicable authorities, may limit the ability to develop, manage, lease or dispose of a property in which an Underlying Fund has invested. An Underlying Fund may be required to incur significant costs to comply with any future changes in such laws or regulations. However, noncompliance with existing or future laws and regulations to which the properties in which an Underlying Fund invests are subject could result in substantial expenditures to bring such Underlying Fund’s investments into compliance, as well as the imposition of fines or an award of damages to private litigants, which might adversely affect such Underlying Fund’s performance.

Environmental and Other Liabilities. An Underlying Fund and its real estate investments may be exposed to substantial risk of loss arising from investments involving undisclosed or unknown environmental, health or occupational safety matters, or inadequate reserves, insurance or insurance proceeds for such matters that have been previously identified. An Underlying Fund and its real estate investments may be subject to a wide range of environmental, health and safety laws, ordinances and regulations, including, without limitation, those relating to the investigation, removal, and remediation of past or present releases of hazardous or toxic substances. Such laws may impose joint and several liability, which can result in a party being obligated to pay for greater than its share, or even all, of the liability involved. Such liability may also be imposed without regard as to whether the owner or operator knew of, or caused, the presence or release of such substances. Environmental liabilities are generally not limited under such laws and could exceed the value of the relevant property and/or the aggregate assets of the responsible party. The presence of such substances, or the failure to properly remediate related contamination, may adversely affect the marketability of the real estate or the value of such property as collateral, which could have an adverse effect on returns on investments. In addition, some environmental laws create a lien on contaminated property in favor of the government for costs it incurs in connection with the contamination. In addition to clean-up actions brought by governmental agencies and private parties, the presence of hazardous substances on a property may lead to claims of personal injury, property damage or other claims by private plaintiffs.

STRATEGY RISKS

The Underlying Funds employ a broad range of investment strategies, including relative value, long/short equity, event driven, private equity, growth equity, venture capital, and real estate strategies. There is no assurance that the Underlying Managers will correctly evaluate the various factors that could affect the successful strategy employment of an Underlying Fund. The strategies of the Underlying Funds may not perform as anticipated and therefore would cause the value of the Fund to decrease. Below is additional information for the investment strategies.

Relative Value Strategy. The Underlying Funds may invest in undervalued equity and equity-related securities. The identification of investment opportunities in undervalued securities is a difficult task. While investments in undervalued securities offer the opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses. Returns generated from such investments may not adequately compensate the Underlying Funds for the business and financial risks assumed. An Underlying Fund may take certain speculative investments in securities which its Underlying Manager believes to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, an Underlying Fund may be required to hold such securities for a substantial period of time before realizing their anticipated value. During this period, a portion of an Underlying Fund’s assets may be committed to the securities purchased, thus possibly preventing an Underlying Fund from investing in other opportunities. In addition, an Underlying Fund may finance such purchases with borrowed funds and thus will have to pay interest on such funds during such waiting period. If an Underlying Fund takes long positions in stocks that decline and short positions in stocks that increase in value, then the losses of an Underlying Fund may exceed those of other portfolios that hold long positions only.

Long/Short Equity Strategy. An Underlying Fund buys undervalued securities which are expected to outperform, and short sells overvalued securities which are expected to underperform. Investing in long/ short equity strategies presents the opportunity for significant losses including in some cases, losses which exceed the principal amount invested. There is also the possibility that long and short strategies could both fail, thereby increasing volatility and potential losses.

Event Driven Strategy. Event driven strategies focus on companies that are facing some type of change “event,” like a merger or a bankruptcy. Underlying Managers will research the circumstances around a particular event and try to identify potential opportunities that might result. The performance of event driven strategies tends to track the Underlying Manager’s level of success in being able to identify and take advantage of events impacting individual securities. An Underlying Manager might make an investment decision in anticipation of an event, and it is possible that the outcome may not turn out as anticipated.

Private Equity, Growth Equity and Venture Capital Strategies. Investments in start-up and growth- stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. Even if a company does issue shares in an initial public offering, initial public offerings are risky and volatile and may cause the value of the Fund’s investment to decrease significantly. Many investment decisions by the Investment Adviser will be dependent upon the ability to obtain relevant information from non-public sources, and the Investment Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify.

Real Estate Strategy. The value of real estate investments and whether and to what extent such investments perform as expected will depend, in part, on the prevailing conditions in the market for real estate investment generally. The real estate industry is cyclical in nature, and a deterioration of real estate fundamentals generally and, in the United States in particular, will have an adverse effect on the performance of the Fund’s investments. The value of real estate assets and real estate-related investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, changes in general and local economic conditions, acts of war or terrorism, bank liquidity, the availability of financing, changes in environmental and zoning laws, overbuilding and increased competition, changes in supply and demand fundamentals, an increase in property taxes, casualty or condemnation losses, bankruptcy or financial difficulty of a major tenant, regulatory limitations on rent, increased mortgage defaults and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable. Certain significant expenditures associated with real estate (such as real estate taxes, maintenance costs and, where applicable, mortgage payments) have no relationship with, and thus do not diminish in proportion to, a reduction in income from the property.

General Risks of Arbitrage Transactions. The success of arbitrage strategies (whether convertible arbitrage, merger arbitrage, volatility arbitrage, capital structure arbitrage or otherwise) depends often on the ability to execute two or more simultaneous transactions at desired prices. Should such transactions not be executed simultaneously at the desired prices, losses may be incurred on both sides of the transaction. Additionally, separate costs are incurred on both sides of an arbitrage transaction, and substantial favorable price moves may be required before a profit can be realized. There can be no assurances that the hedging and arbitrage strategies used by the Underlying Managers will be successful. The market values of related Financial Instruments may not move in correlation with each other or in ways anticipated by the Underlying Managers, and intervening events may cause hedged positions not to perform as anticipated. A hedged position may perform less favorably in generally rising markets than an unhedged position.

Convertible Arbitrage Transactions. In an effort to remain market neutral with respect to their purchase of convertible Financial Instruments, the Underlying Funds may hedge the purchase of convertible Financial Instruments by the simultaneous short sale of another related Financial Instrument (e.g., the short sale of some portion of the common stock into which the Financial Instruments on the long side are convertible or the sale of the related option). To the extent that there are losses on a long position, and the hedged portion (short position) of the strategy is not sufficient to completely offset such losses, the Underlying Funds will incur a loss. Losses also may be incurred if the prices of two Financial Instruments which are arbitraged against each other do not move as expected. Additionally:

•      Losses may result if an Underlying Fund holds Financial Instruments of a company that is taken over at a price that does not generate profits on the long portion of the convertible Financial Instrument sufficient to recoup the premiums paid and any accrued but unpaid interest that would be lost if conversion became necessary.

•      If an issuer’s credit status weakens, the value of the convertible position may decline, resulting in losses to an Underlying Fund due to decreases in the position’s market conversion value and investment value, a decline in the market price of the underlying common stock and/or a reduction in liquidity. While these losses will, to some extent, be offset by the hedge component of the position (i.e., the short sale of the common stock or option), such losses nonetheless potentially are significant.

•      Certain Financial Instruments are callable by the issuer. If the call is at a price below the then- current market price, losses may result due to interest that has been accrued but has not been paid at the time of the conversion of the called Financial Instrument. Additionally, losses may occur if an issuer declares a special dividend or spin-off which either causes a reduction in the premium of the Financial Instrument and/or forces a premature conversion.

•      An Underlying Fund may incur losses if a Financial Instrument lender demands that an Underlying Fund return its borrowed Financial Instrument and such Underlying Fund is unable to find an alternative-lending source. In such event, the Underlying Fund may be forced to convert the Financial Instrument, lose accrued interest, unwind the position at unfavorable prices or purchase Financial Instruments to cover the position at a price that is higher than that which would be available in an orderly market.

Merger Arbitrage Investments. The price offered for the securities of a company in a tender offer, merger or other acquisition transaction will generally be at a significant premium above the market price of the security prior to the offer. The announcement of such a transaction will generally cause the market price of the securities to begin rising. An Underlying Fund may purchase securities after the announcement of the transaction at a price that is higher than the pre-announcement market price, but which is lower than the price at which an Underlying Manager expects the transaction to be consummated. If the proposed transaction is not consummated, the value of such securities purchased by an Underlying Fund may decline significantly. It is also possible that the difference between the price paid by an Underlying Fund for securities and the amount anticipated to be received upon consummation of the proposed transaction may be very small. If a proposed transaction is in fact not consummated or is delayed, the market price of the securities may decline sharply. In addition, where an Underlying Fund has sold short the securities it anticipates receiving in an exchange offer or merger, the Underlying Fund may be forced to cover its short position in the market at a higher price than its short sale, with a resulting loss. If an Underlying Fund has sold short securities which are the subject of a proposed exchange offer, merger or tender offer and the transaction is consummated, the Underlying Fund may also be forced to cover its short position at a loss.

In certain proposed takeovers, an Underlying Fund may determine that the price offered for the security is likely to be increased, either by the original bidder or by a competing offeror. In such cases, an Underlying Fund may purchase securities at a market price that is above the offer price, incurring the additional risk that the offer price will not be increased or that the offer is withdrawn. If ultimately no transaction is consummated, it is likely that a substantial loss will result.

The consummation of a merger, tender offer or exchange offer can be prevented or delayed, or the terms changed, by a variety of factors, including (i) the opposition of the management or shareholders of the target company, which may result in litigation to enjoin the proposed transaction, (ii) the intervention of a federal or state regulatory agency, (iii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror, (iv) in the case of a merger, the failure to obtain the necessary shareholder (or, in some cases, regulatory) approvals, (v) market conditions resulting in material changes in securities prices, (vi) compliance with any applicable U.S. federal or state securities laws, and (vii) the failure of an acquirer to obtain the necessary financing to consummate the transaction.

The SEC pro ration requirements applicable to cash tender and exchange offers also may affect an Underlying Fund’s ability to profit from its investments. Often a cash tender or exchange offer is made for less than all of the outstanding securities of an issuer or a higher price is offered for a limited number of the securities. SEC rules require that, if a greater number of securities are tendered than is to be accepted at a particular price, securities of the various tendering shareholders must be accepted pro-rata. Thus, a portion of the securities tendered by an Underlying Fund in response to certain offers may not be accepted by the offeror and may be returned to it. Since, after completion of the tender offer, the market price of the securities may have declined below an Underlying Fund’s cost, returned securities may be resold at a loss.

Capital Structure Arbitrage. The strategies of certain Underlying Managers may involve trading the spreads in the debt of companies with multiple classes of debt, trading the spreads in the equity of companies with multiple classes of equity and/or trading combinations of a company’s debt and equity, in each case to take advantage of relative mispricings. An Underlying Manager may be incorrect in its assumption and the applicable Underlying Funds may not realize profits from such investments. Moreover, the Underlying Manager may be correct in its assumption but may not be able to maintain such investments long enough for them to be profitable.

Market Neutral Strategies. The use of “market neutral” or “relative value” hedging or arbitrage strategies should in no respect be taken to imply that the relevant Underlying Manager’s strategy is without risk. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying issuer. Further, “market neutral” Underlying Managers may employ limited directional strategies that expose their respective Underlying Funds to certain market risks.

Special Situation Investments/Distressed Companies. Certain of the Underlying Funds’ investments may involve start-up companies, companies developing new products or companies seeking to raise additional capital for expansion. In addition, the Underlying Funds may invest in companies involved in bankruptcy or other reorganization and liquidation proceedings. These may also be securities that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Investment Adviser of equivalent quality. Although such investments may result in significant returns, they involve a substantial degree of risk. Any one or all of the issuers of such investments may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Underlying Managers will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which an Underlying Fund invests, such Underlying Fund may lose its entire investment or may be required to accept cash or illiquid securities with a value less than such Underlying Fund’s original investment.

Spread Trading. A part of the Underlying Managers’ strategies may involve spread positions between two or more Financial Instrument positions. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. Such positions, however, do entail a substantial risk that the price differential could change unfavorably, thus causing a loss to the spread position. The Underlying Managers’ strategies also may involve arbitraging among two or more Financial Instruments. This means, for example, that an Underlying Fund may purchase (or sell) Financial Instruments (on a current basis) and take offsetting positions in the same or related Financial Instruments. To the extent the price relationships between such positions remain constant, no gain or loss on the positions will occur. These offsetting positions entail substantial risk that the price differential could change unfavorably causing a loss to the position. Moreover, the arbitrage business is extremely competitive, and many of the major participants in the business are large investment banking firms with substantially greater financial resources, larger research staffs and more investment professionals than will be available to the Underlying Managers. Arbitrage activity by other larger firms may tend to narrow the spread between the price at which a Financial Instrument may be purchased by an Underlying Fund and the price the Underlying Manager expects to receive upon consummation of a transaction.

Straddles. An Underlying Fund may engage in straddle writing, whereby it writes both a put and a call on the same underlying Financial Instrument at the same exercise price in exchange for a combined premium on the two writing transactions. In straddle writing, the potential risk of loss is unlimited. To the extent the price of the underlying Financial Instrument is either above or below the exercise price by more than the combined premium, the writer of a straddle will incur a loss when one of the options is exercised. If the writer is assigned an exercise on one option position in the straddle and fails to close out the other position, subsequent fluctuations in the price of the underlying Financial Instrument could cause the other option to be exercised as well, causing a loss on both writing positions.

New Strategies. While an Underlying Manager might develop new investment strategies in the future, any such strategies may not be thoroughly tested before being employed and may not, in any event, be successful. Were an Underlying Manager to attempt to implement new strategies for an Underlying Fund, the risk/reward profile of the Underlying Fund could be shifted significantly towards increased levels of risk. The Fund only can be successful if the Underlying Funds are able to trade and invest successfully, and there can be no assurance that this will be the case.

OTHER FUND RISKS

Trade Errors. Generally, an Underlying Fund (and not its Underlying Manager) will be responsible for any losses resulting from portfolio management, trading or administrative errors in connection with such Underlying Fund’s investment activities, in the absence of fraud, willful misconduct or gross negligence by the Underlying Manager or its affiliates or personnel. In such circumstances, any gains or benefits that result from trade errors generally will also accrue to the applicable Underlying Fund. Such errors might include, for example, incorrect entry of a trade into an electronic trading system, errors when reconciling trade activity, or drafting errors related to derivatives contracts or confirmations. Given the volume of transactions executed by the Underlying Managers on behalf of the Underlying Funds, investors should assume that any such errors might occur, and that the Fund’s investment in any Underlying Fund may be adversely impacted by any resulting losses due to trade errors, even if such losses result from the negligence of the Underlying Manager of such Underlying Fund or its affiliates or personnel.

Potential Conflicts of Interest. The Investment Adviser has several actual and potential conflicts of interest relating to its management of the Fund. See “CONFLICTS OF INTEREST.”

Cyber Security Risk. With the increased use of the Internet, the Fund, the Investment Adviser, the Underlying Funds, the Underlying Managers, the Asset Managers and the service providers and vendors to such parties (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”), despite their efforts to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information belonging to their investors and/or clients. This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events may adversely impact the Fund or an Underlying Fund or its investors or cause an investment in the Fund or such Underlying Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of subscriptions and redemptions, impact the Fund and/or an Underlying Fund’s ability to calculate its NAV, cause the release of private investor information or confidential fund information or cause reputational damage. Such attacks, failures or other events could also subject the Fund, an Underlying Fund and/or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund, an Underlying Fund and/or their respective Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund, the Underlying Funds and/or their respective Service Providers may have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which an Underlying Fund invests, which could result in material adverse consequences for such issuers and may cause an Underlying Fund’s investment in such issuers to lose value.

Disaster Recovery and Data Security. In managing the Fund, the Investment Adviser relies on information technology and data management systems which can fail or be subject to interruption or destruction caused by natural or man-made occurrences such as extreme weather, fires, earthquakes, power loss, telecommunications failures, terrorist attacks, hacking, break-ins, sabotage, intentional acts of destruction, vandalism, or similar events or misconduct. Any failure, interruption, or destruction of the Investment Adviser’s information technology systems or data could have a material adverse impact on the operations of the Investment Adviser and/or the Fund. In addition, a breach in the security of the Investment Adviser’s systems could result in the theft, disclosure, or loss of investor, proprietary, and other sensitive information relating to the Investment Adviser and/or the Fund, which in turn could lead to litigation in which the Fund could incur liability.

The Investment Adviser has in place information security, incident response, backup, and disaster recovery procedures intended to prevent or mitigate damage if such an event occurs. However, a breach could nevertheless occur, and such procedures could fail or be insufficient to avoid, mitigate, or remedy the breach. Moreover, the ever-changing methods and technologies used to obtain unauthorized access to systems through means such as third-party acts, computer error, malicious code, employee error, or malfeasance often are not known until used against a potential target. Therefore, the Investment Adviser may be unable to anticipate the destructive or invasive methods and technologies that could be used against its systems or to implement adequate protections.

LIMITS OF RISK DISCLOSURE

The above discussions relating to the various principal risks associated with the Fund, the Units and the Underlying Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Underlying Fund will be successful, that the various Underlying Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Principal Risks Applicable to the Acquired Fund:

TAX CONSIDERATIONS

Tax Characterization. For its first taxable year beginning immediately after the Reorganization, the Acquiring Fund intends to elect, and to qualify each year, to be taxed as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. As a RIC, the Acquiring Fund will generally not be subject to U.S. federal corporate income tax, provided it distributes all, or virtually all, of its net taxable income and gains each year. In order to qualify as a RIC, among other things, the Acquiring Fund will need to meet three important tests each year regarding the source of its income, the diversification of its assets, and the distribution of a minimum amount of its investment company taxable income to its shareholders. Members will be taxable on distributions of investment company taxable income and capital gain, even if they participate in a dividend reinvestment program of the Acquired Fund.

The Underlying Funds may be subject to taxes, including non-U.S. taxes, attributable to investments of the Underlying Funds. Because a RIC can only elect to pass through a foreign tax credit (or deduction) to shareholders if 50% of the value of the RIC's total assets at the close of the taxable year consists of stock or securities in foreign corporations, Members are not expected to be entitled to a foreign tax credit (or deduction) with respect to any of those taxes.

Schedule K-1 May Be Delayed. Prior to the Reorganization, the Fund was treated as a partnership for U.S. federal income tax purposes. Accordingly, for taxable periods prior to the Reorganization, the Fund will issue Schedule K-1s to each Member. The Fund may be unable to provide a final Schedule K-1 to Members for the partnership tax year ending December 31, 2025 by April 15, 2026. In the event that it cannot, Members may be required to obtain an extension of the filing date for their income tax returns at the federal, state and local levels. The Fund will have a short partnership taxable year ending immediately prior to the Reorganization. Accordingly, notwithstanding the Reorganization and the Fund’s expected tax treatment as a RIC, Members may receive a Schedule K-1 for the Fund or the Company, for 2026.

Limitations on Certain Deductions. Applicable income tax laws may limit a Member’s ability to deduct the Member’s allocable share of the Fund’s expenses and capital losses (if any).

Unrelated Business Taxable Income of a Tax-Exempt Organization. After the Reorganization, the Fund does not expect to generate income treated as “unrelated business taxable income” (“UBTI”). However, immediately prior to the Reorganization, the Fund and the Company may generate UBTI, which is generally taxable to tax-exempt organizations such as charitable remainder trusts, individual retirement accounts (“IRAs”) and other tax-exempt investors.

Entity-Level Audits. The Internal Revenue Service (the “IRS”) generally is permitted to determine adjustments to items of income, gain, deduction, loss or credit of partnerships, and assess and collect taxes attributable thereto (including any applicable penalties and interest), at the entity level. Due to potential successor liability of the Acquiring Fund for taxes assessed with respect to the Fund, the Acquiring Fund, or the partnership of which the Acquiring Fund is a continuation for U.S. federal income tax purposes (the “Predecessor Fund”)) for a prior tax period, it is possible that any person who is a Member in the year of the adjustment may indirectly bear the economic burden of any taxes assessed or collected at the Acquiring Fund level (initially determined at the highest rate of tax applicable to an individual or corporation in effect for the reviewed year) regardless whether such person was a Member during any reviewed year. The Acquiring Fund may be permitted to reduce the underpayment of taxes owed by the Acquiring Fund, including to the extent that the Acquiring Fund demonstrates such taxes are allocable to a Member or an owner of the Acquiring Fund or Predecessor Fund that would not owe any tax by reason of its tax status or the character of income is subject to a lower rate of tax. The Acquiring Fund may also have the ability to avoid such entity-level tax assessment or collection by electing to issue a statement to each person who was a Member (or a member of the Acquiring Fund or Predecessor Fund) during the reviewed year with that Member’s share (or the share of a member of the Acquiring Fund or Predecessor Fund) of such adjustment, resulting in such Member (or a member of the Acquiring Fund or Predecessor Fund) being required to take into account any such adjustment for the taxable year which includes the date such statement was furnished. In such case, the reviewed year Members (or members of the Acquiring Fund or Predecessor Fund) will also incur a two-percentage point increase to the interest rate that would otherwise have been imposed on their underpayment of taxes. The Investment Adviser has been designated as the partnership representative of each of the Fund, the Acquiring Fund, and the Predecessor Fund, and accordingly will have the sole authority to act on behalf of the Fund with respect to dealings with the IRS.

Changes in Applicable Tax Laws. Changes in applicable tax laws could affect, perhaps adversely, a Member’s tax consequences of an investment in the Fund.

Principal Risks Applicable to the Acquiring Fund:

GENERAL RISKS

Limited Operating History. The Fund was organized on September 3, 2025 and registered with the SEC under the Investment Company Act on October 29, 2025. Accordingly, the Fund has limited operating history as a registered investment company. The Investment Adviser has experience in managing investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Adviser may serve as investment manager for other pooled investment vehicles, including those registered with the SEC. Nonetheless, the Fund may not succeed in meeting its objective, and its NAV may decrease.

Non-Qualification As A RIC. If for any taxable year the Fund were to fail to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a RIC, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “CERTAIN TAX CONSIDERATIONS” in this Memorandum.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. Depending upon the circumstances, some assets may need to be sold to fund distributions. This process of recognizing deemed income and selling assets to fund distributions may accelerate the time at which shareholders receive cash but may reduce the overall return on funds employed. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

TAX CONSIDERATIONS

Tax Risk. Special tax risks are associated with an investment in the Fund. The Fund intends to qualify and has elected to be treated as a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from or about the Underlying Funds in which the Fund is invested. However, private Underlying Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Underlying Funds in which the Fund can invest. The Fund expects to receive information from each Underlying Fund regarding its investment performance on a regular basis.

Underlying Funds and other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the 90% gross income test. In order to meet the 90% gross income test, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount or sources of such a private Underlying Fund’s income until such income has been earned by the private Underlying Funds or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the 90% gross income test.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in private Underlying Funds that limit utilization of this cure period.

If the Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would be subject to entity-level tax as a corporation. Such loss of RIC status could also affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Shares.

The Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund were to fail to distribute in a calendar year a sufficient amount of its income and capital gain for such each calendar year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying private Underlying Funds. The Fund’s investment in private Underlying Funds may make it difficult to estimate the Fund’s income and gains in a timely fashion, which may increase the likelihood that the Fund will be liable for the excise tax with respect to certain undistributed amounts.

In addition, the Fund invests in private Underlying Funds located outside the United States. Such private Underlying Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Underlying Funds.

The Fund intends to distribute at least 90% of its investment income and net short-term capital gains to shareholders in accordance with RIC requirements each year. Investors will be required each year to pay applicable federal and state income taxes on their respective shares of the Fund’s taxable income. Shareholders who reinvest their distributions will nonetheless be obligated to pay these taxes from sources other than Fund distributions.

Fees and Expenses

The following tables allow you to compare the fees and annual fund operating expenses as a percentage of net assets attributable to Units of the Fund and Shares of the Acquiring Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Funds’ fiscal year ended March 31, 2025. Annual fund operating expenses for each Fund are paid out of the Fund’s respective assets, so their effect is reflected in the amount of income available for distribution to Members.

MEMBER TRANSACTION EXPENSES:

	Fund	Acquiring Fund		Pro Forma Combined
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	2.00%	[ ]	%	[ ]	%

ANNUAL EXPENSES:

(As a Percentage of Net Assets)

	Fund		Acquiring Fund		Pro Forma Combined
Investment Management Fee(2)	0.75%		0.75%		0.75%
Servicing Fees(3)	0.25%		0.25%		0.25%
Fees and Interest Payments on Borrowed Funds(4)	[ ]	%	[ ]	%	[ ]	%
Acquired Fund (Underlying Fund) Fees and Expenses(5)	[ ]	%	[ ]	%	[ ]	%
Other Expenses(6)	[ ]	%	[ ]	%	[ ]	%
Total Annual Expenses(7)	[ ]	%	[ ]	%	[ ]	%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(7)	[ ]	%	[ ]	%	[ ]	%
Net Annual Expenses	[ ]	%	[ ]	%	[ ]	%

(1)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of purchase of the Units (on a “first in - first out” basis). An early repurchase fee may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor.

(2)	For its provision of advisory services to the Fund, the Investment Adviser receives an annual Management Fee, payable quarterly in arrears, equal to 0.75% on the first $30 million of the Fund’s net assets, 0.70% on net assets between $30,000,001 and $40,000,000, 0.65% on net assets between $40,000,001 and $50,000,000, and 0.60% on the Fund’s net assets greater than $50 million as determined as of the last business day of each calendar quarter. The Investment Management Fee is paid to the Investment Adviser before giving effect to any repurchase of Units in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Members.

(3)	The Fund relies on exemptive relief from the SEC that allows the Fund, subject to certain conditions, to adopt a Shareholder Service Plan with respect to its Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Shareholder Service Plan, the Fund is permitted to pay as compensation up to 0.25% on an annualized basis of the net assets of the Fund attributable to Units (the “Shareholder Servicing Fee”) to qualified recipients for providing shareholder services. The Fund may pay all or a portion of these fees to any registered securities dealer, financial institution, or any other person (each, a “Recipient”) who provides certain shareholder services, pursuant to a written agreement.

(4)	“Fees and Interest Payments on Borrowed Funds” are based on estimated amounts for the current fiscal year.

(5)	As an investor in the Underlying Funds, the Fund will indirectly bear asset-based fees and performance-based fees of the Underlying Funds. Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Adviser to the Fund. The private Underlying Funds in which the Fund expects to invest generally charge a management fee, which will range from 0% to 2.5% per annum of the Fund’s investment. In addition, certain Underlying Managers of the private Underlying Funds charge an incentive allocation or fee generally ranging from 10% to 25% of the private Underlying Fund’s net profits, although it is possible that such ranges may be exceeded for certain Underlying Managers. In addition to the Fund’s direct expenses, an investor in the Fund bears a proportionate share of the expenses of the Fund’s expenses of the Underlying Funds. The fees and expenses are estimated for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Underlying Managers (Underlying Funds), which fluctuate over time. In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(6)	“Other Expenses” is an estimate based on anticipated aggregate net assets in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees, and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian.

(7)	Total Annual Expenses and Net Annual Expenses will differ from the ratios of expenses to average net assets shown in the financial statements included in the Fund’s annual report, which will not reflect (i) the portion of Acquired Fund Fees and Expenses that represent costs incurred at the Underlying Fund level, as required to be disclosed in the above table; and (ii) the current expenses of the Fund.

(8)	The Investment Adviser has contractually agreed through January 1, 2027 to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund, as necessary to ensure that Total Annual Expenses of the Fund (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.50% of the average daily net assets of the Fund on an annualized basis.

Expense Example

The example below is intended to help you compare the cost of investing in the Funds. The “Pro Forma After Reorganization” example shows the Reorganization of the Fund into the Acquiring Fund. Each example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the U.S. Securities and Exchange Commission (“SEC”) applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units or Shares.

	Fund		Acquiring Fund		Pro Forma After Reorganization
Year 1	$	[ ]	$	[ ]	$	[ ]
Year 3	$	[ ]	$	[ ]	$	[ ]
Year 5	$	[ ]	$	[ ]	$	[ ]
Year 10	$	[ ]	$	[ ]	$	[ ]

The example is based on the annual fees and expenses set out in the table above, taking into account the Expense Limitation and Reimbursement Agreement in the first year of each period for the Fund, and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of each Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by each Fund.

Comparison of Fund Performance

The Acquiring Fund is a newly organized registered investment company that was created solely for the purpose of completing the Reorganization and will not commence operations prior to the closing of the Reorganization.

The following information presents the past performance of the Fund and provides some indication of the risks of investing in the Fund and the Acquiring Fund by showing how the Fund’s performance has varied from year to year. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.

A note on performance

The Fund commenced operations on October 1, 2020 as a private fund. The performance information below for periods prior to July 1, 2022 reflects the Fund’s pre-tax performance as a privately placed unregistered fund and has not been adjusted to reflect the Units’ estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses the effect of which was already incorporated into the performance of the Fund) or the effect of any fee waivers or expense reimbursements. Prior to its registration under the Investment Company Act, the Fund was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act, which, if applicable, may have adversely affected its performance.

Average Annual Total Returns

Performance of the Fund

Monthly Performance (%) Net of Fees

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
2020										(0.27)%	2.40%	3.82%	6.02%
2021	(2.34)%	5.03%	0.94%	1.59%	(1.13)%	1.98%	(0.72)%	2.09%	(0.73)%	0.70%	(2.31)%	1.35%	6.39%
2022	(4.25)%	(1.07)%	(0.31)%	(2.33)%	(2.75)%	(3.22)%	(0.30)%	(0.49)%	(2.56)%	(0.43)%	(0.43)%	6.09%	(5.98)%
2023	(0.18)%	(0.23)%	2.09%	(0.13)%	(0.13)%	3.15%	0.08%	0.06%	(1.88)%	(0.06)%	(0.12)%	6.13%	8.88%
2024	(0.13)%	0.03%	4.28%	(0.10)%	0.03%	0.51%	(0.11)%	0.00%	2.95%	(0.10)%	(0.10)%	2.64%	10.22%
2025	(0.11)%	(0.02)%	3.34%	(0.12)%	(0.06)%	5.33%	[ ]	[ ]	[ ]

General Information about the Fund and Acquiring Fund

Each Fund is registered under the 1940 Act as a closed-end management investment company, and is duly formed and validly existing under the laws of the State of Delaware. The Fund commenced operations on October 1, 2020 and the Acquiring Fund will commence operations on December 31, 2025.

Investment Adviser

First Trust Capital Management L.P. serves as the investment adviser of the Funds. The Investment Adviser provides day-to-day investment management services to the Fund, including management of the Fund’s portfolio. Its principal place of business is located at 225 W. Wacker Drive, 21st Floor, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser with the SEC under the 1940 Act. As of August 31, 2025, the Investment Adviser had approximately $10.4 billion of assets under management.

Board of Trustees

The Board has oversight responsibility over the management and operations of the Funds and has approved the Funds’ investment programs. It exercises the same powers, authority and responsibilities on behalf of the Funds as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Funds’ business.

Information regarding each of the Managers of the Fund and each of the Trustees of the Acquiring Fund, including their principal occupations during the past five years, is set forth in the Fund’s and Acquiring Fund’s Statement of Additional Information dated October, 2025, incorporated herein by reference. The business address of each Trustee and officer is c/o UMB Fund Services, Inc., 235 West Galena Street Milwaukee, WI 53212.

Portfolio Managers

Pursuant to the investment advisory agreement between each Fund and the Investment Adviser, the Investment Adviser is responsible for providing all portfolio management and investment advisory services for each Fund. The same individuals acting as the portfolio managers of the Fund will continue to act as the portfolio managers of the Acquiring Fund following the Reorganization.

The Fund’s and Acquiring Fund’s Memorandum, incorporated herein by reference, provides additional information about the portfolio managers, their compensation, other accounts managed by the Funds’ portfolio managers and the portfolio managers’ investments in the Funds, if any.

Capitalization

Each Fund offers a single class of securities. The following tables set forth, as of [September 30], 2025, (i) the capitalization of the Fund’s Units, (ii) the anticipated capitalization of the Acquiring Fund’s Shares and (iii) the anticipated pro forma capitalization of the Acquiring Fund’s Shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Total Net Assets		Net Asset Value Per Unit		Units Outstanding
Fund	$	[ ]	$	[ ]	[ ]
Acquiring Fund	$	[ ]	$	[ ]	[ ]
Pro Forma Adjustments[1]	$	[ ]	$	[ ]	[ ]
Pro Forma After Reorganization	$	[ ]	$	[ ]	[ ]

1 [Pro forma combined net assets reflect that the costs associated with the Reorganization are estimated to be $275,000. These costs represent legal and accounting expenses, the costs of printing and mailing this prospectus/proxy statement, and other similar expenses incurred in connection with the consummation of the proposed Reorganization. These fees and expenses will be allocated pro rata to the two Funds.]

Shareholder Rights

The rights of the Shareholders of the Acquiring Fund and the Members of the Fund are identical. An investor in the Fund is a Member of the Fund and his or her rights in the Fund are established and governed by the Fund’s Amended and Restated Limited Liability Company Agreement. As an investor in the Fund will be Shareholder of the Acquiring Fund and his or her rights in the Fund are established and governed by the Acquiring Fund’s Declaration of Trust and Bylaws. A prospective investor and his or her advisors should carefully review these materials as investors will agree to be bound by their terms and conditions.

Purchase and Sale Procedures

The purchase and sale procedures of the Acquiring Fund and the Fund are identical. Additional information about the purchase, redemption and pricing of the Fund's Shares or Units (for this section only, “Units”) can be found in each Fund's Memorandum.

Units will generally be offered for purchase as of the first business day of each calendar quarter (or at such other times and/or more or less frequently as may be determined by the Board at an offering price equal to the NAV as of the most recently completed calendar quarter end. The minimum initial investment in the Fund by any investor is $100,000, and the minimum additional investment in the Fund by any Member is $50,000. However, the Fund, pursuant to Board-approved procedures, may accept investments below these minimums. Units may be purchased by principals and employees of the Investment Adviser or their affiliates and their immediate family members without being subject to the minimum investment requirements. The Fund’s Units are offered for sale at NAV. The Units were initially issued at $100.00 per Unit and thereafter the purchase price for Units is based on the NAV per Unit as of the date such Units are purchased. Fractions of Units are issued to one one-thousandth of a Unit. The Units are not liable to further calls or assessments and do not have any preemptive rights, conversion rights.

No investor will have the right to require the Fund to redeem Units. The Fund may from time to time offer to repurchase Units from investors in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. It is expected that, under normal market circumstances, the Investment Adviser generally will recommend to the Board, subject to the Board’s discretion, that any such tender offer would be for an amount that is not more than 5% of the Fund’s NAV. Any such repurchases may be subject to significant restrictions and delays, including the restriction that no more than the Units representing 10% of the total Units in Fund capital or profits may be repurchased in any one taxable year. If a tender offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Units tendered by each Member, in which case tendering Members will not have all of their tendered Units repurchased by the Fund, or the Fund may take any other action permitted by the tender offer rules under the Securities Exchange Act of 1934, such as Rule 13e-4(f)(1)(ii), and described in the written tender offer notice to Members. Members tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer.

In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Units from Members biannually (but not more than four times a year) with tender offer valuation dates occurring on the last business day of June and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a biannual basis or at all. The Fund is not required to conduct tender offers.

Distributions

The distribution policies of the Fund and the Acquiring Fund are identical. However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion.

REASONS FOR THE REORGANIZATION

The Reorganization is expected to promote efficiencies in distribution and economies of scale by combining the Funds, which is expected to reduce overall gross Member expenses in the future.

The Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and the Acquiring Fund. In reaching this conclusion, the Board, based upon information provided by the Investment Adviser, determined that reorganizing the Fund with and into the Acquiring Fund, which also is advised by the Investment Adviser, and has the same investment objective, strategies, policies and risks as those of the Fund, is anticipated to benefit Members.

Based on information provided by the Investment Adviser, the Board believes that the Reorganization will permit Members to pursue the same investment goals in a larger, potentially more efficient portfolio that has the same: (1) investment objective, strategies, policies and risks; (2) management fee schedule, expense limitation and shareholder service plan; and (3) net expense ratio. The Board considered that the expense limitation agreement will be in effect through at least January 1, 2027, after which time expenses may increase. In approving the Reorganization, the Board considered the terms and conditions of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the Units of the Members will not be diluted as a result of the Reorganization. The Board also considered the up-front costs of the Reorganization, which the Board believed were outweighed by the benefits of the Reorganization.

The Board, including the Independent Managers, considered the Reorganization at its meeting held on September 9-10, 2025, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Investment Adviser. In its review of the Reorganization, the Board was assisted by legal counsel.

In determining whether to approve the Reorganization and recommend its approval to Members, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the identical investment objective, strategies, policies and risks of the Fund and Acquiring Fund; (2) the historical performance of the Fund and the fact that the Acquiring Fund is a  newly organized registered investment company that was created solely for the purpose of completing the Reorganization; (3) potential advantages to Members of investing in a larger post-combination asset pool; (4) the prospects for growth, and for achieving economies of scale, of the combined Fund and Acquiring Fund; (5) the expense ratio and available information regarding the fees and expenses of the Fund and Acquiring Fund; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Investment Adviser; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Member interests; (8) any direct or indirect costs to be incurred by the Fund and Acquiring Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Investment Adviser or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the Board also took into account that Members will experience no change in services as a result of the Reorganization and the Investment Adviser provides the same advisory services to each Fund. The same individuals acting as the portfolio managers of the Fund are expected to continue to act as the portfolio managers of the combined fund following the Reorganization. Also, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Fund, the Acquiring Fund, or their Members as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Information Statement as Exhibit A. The Plan provides that, at the close of business on the Closing Date, the Fund will sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, all of the Assets (as defined in the Plan) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for Shares. On the Closing Date, the Acquiring Fund will deliver to the Fund a number of full and fractional Shares having an aggregate net asset value on such date determined in accordance with the valuation procedures described in the Plan.

As soon as practicable after the Closing Date, the Fund will distribute all Shares received by it to its Members in exchange for their Fund shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due to the Members of the Fund based on their respective holdings in the Acquired Fund. As a result of the Reorganization, the Fund will terminate.

Members will be bound by the terms of the Reorganization under the Plan. Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Board. The Plan also may be amended prior to the Reorganization by the Board. The Board may terminate the Plan at any time prior to the Closing Date.

As the Members of each Fund are expected to benefit from the Reorganization, as described in this memorandum, it is proposed that the Fund and the Acquiring Fund each bear its pro rata portion of the expenses of the Reorganization, which are estimated to be approximately $275,000.

Federal Income Tax Consequences.

The Reorganization will not result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Fund and its Members. The Fund and Acquiring Fund expect to receive an opinion from Faegre Drinker Biddle & Reath LLP substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, no gain or loss will be recognized as a result of the Reorganization pursuant to Section 351(a) and Section 731(a) of the Code.

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

•	Neither the Fund nor the Acquiring Fund will recognize gain or loss upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Shares and the assumption by Acquiring Fund of substantially all liabilities of the Fund; (2) the election for the Acquiring Fund to be an association taxable as a corporation; or (3) the distribution by the Fund of the Shares to the Fund’s Members in liquidation of the Fund;

•	The Acquiring Fund’s basis will equal the tax basis of such assets immediately prior to the Reorganization, except to the extent such assets have aggregate bases in excess of their aggregate fair market value;

•	The Acquiring Fund’s tax basis in the Assets (received from the Fund pursuant to the Reorganization) will equal the tax basis of such Assets in the hands of the Fund immediately prior to the Reorganization except to the extent such Assets have aggregate bases in excess of their aggregate fair market value;

•	The tax holding period of the Assets in the hands of the Acquiring Fund will include the period during which the Assets were held by the Fund and the tax holding period for the assets of the Acquiring Fund will include the Acquiring Fund’s holding period for such assets prior to the Reorganization;

•	A Member in the Fund will not recognize gain or loss upon the exchange of such Member’s Fund Units solely for Shares as part of the Reorganization;

•	The aggregate tax basis of the Shares a Member receives in the Reorganization will be the same as the aggregate basis of the Units such Member exchanges; and

•	The tax holding period of the Shares such Member receives will include the holding period of the Fund shares such Member exchanges.

In rendering its opinion, Faegre Drinker Biddle & Reath LLP will rely upon, among other considerations, reasonable assumptions, as well as representations of the Fund and the Acquiring Fund. The foregoing opinion may state that no opinion is expressed as to the effect of a Reorganization on the Acquiring Fund, the Fund or any Member with respect to shares of a passive foreign investment company or with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The Investment Adviser does not expect to transition the Fund’s portfolio in connection with the Reorganization.

The Reorganization will result in the spreading of tax costs across the larger shareholder base of the combined Acquiring Fund, including from unrealized appreciation. If either the Fund or the Acquiring Fund has net losses at the time of the Reorganization, the Fund will be required to reduce its basis in the Assets or the Acquiring Fund’s assets to the fair market value thereof. .

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Member. Members are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Information Statement from the Fund’s Private Placement Memorandum dated November 3, 2023 and the Acquiring Fund’s Private Placement Memorandum dated October 29, 2025, forming a part of each Fund’s Registration Statement on Form N-2.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file various reports and other information with the Commission. Reports and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission, located at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from the Commission’s website (http://www.sec.gov). Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

To the knowledge of the Fund, the following table shows the persons owning, as of [September 30], 2025, either of record or beneficially, 5% or more of the outstanding Units of the Fund and the percentage of the combined Fund’s Shares to be owned by these persons as if the Reorganization had been consummated as of that date.

Percentage of Outstanding Shares
Name and Address	Shares Owned	Before Reorganization		After Reorganization
[ ]	[ ]	[ ]	%	[ ]	%

As of September 30, 2025, Board members and officers of the Fund did not own any of the Fund’s outstanding Units.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

FORM OF

AGREEMENT AND PLAN OF EXCHANGE AND REORGANIZATION

This Agreement and Plan of Exchange and Reorganization, dated [ ], 2025 (the “Agreement”), among Destiny Alternative Fund LLC, a Delaware limited liability company (the “Company”), Destiny Alternative Fund (the “Fund”), a Delaware statutory trust that is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, solely for the purposes of Section 10, the Fund’s investment adviser, First Trust Capital Management L.P., a Delaware limited partnership (the “Adviser”).

R E C I T A L S

1.             The Fund is a closed-end management investment company with an investment objective and investment policies identical to those of the Company. The Fund currently has no assets or liabilities, aside from such nominal amounts, if any, as are required for purposes of filing a registration statement with the U.S. Securities and Exchange Commission.

2.             The Board of Managers of the Company (the “Managers”) and the Board of Trustees of the Fund (the “Board”) have determined that for valid business purposes it is in the best interests of the Company and the Fund, respectively, that substantially all of the assets and stated liabilities of the Company be acquired by the Fund pursuant to this Agreement and in accordance with applicable law.

3.             The Company and the Fund desire to enter into this Agreement.

4.             The transactions contemplated by this Agreement are intended to qualify as transfers in which no gain or loss is recognized pursuant to Section 351 and distributions in which no gain or loss is recognized pursuant to Section 731(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

In consideration of the covenants and agreements contained in this Agreement, the parties agree as follows:

The exchange and reorganization will be comprised of (i) the election by the Fund to be an association taxable as a corporation pursuant to U.S. Treasury Regulation 301.7701-3(a), and, further, as a “regulated investment company” under Section 851 of the Code, and (ii) the acquisition by the Fund of substantially all of the assets of the Company (the “Assets”), including without limitation all cash, cash equivalents, securities, interest and dividend receivables and rights to register shares under applicable securities laws owned by the Company at the Exchange Date (as defined in Section 5 below), and the assumption by the Fund of the Company’s known liabilities (the “Liabilities”) at the Exchange Date, in exchange for shares of beneficial interest of the Fund of equal U.S. dollar value (the “Fund Shares”), and the simultaneous distribution on a pro rata basis to the members of the Company (the “Members”), of all of the Fund Shares received in exchange for their interests in the Company (“Interests”) in liquidation of the Company, all upon and subject to the terms set forth in this Agreement (the “Exchange”).

1.             Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Fund that:

(a)             The Company is a limited liability company duly formed and validly existing under the laws of the State of Delaware and has power to own all of its assets and to carry out, execute, deliver and perform its obligations under this Agreement.

(b)             This Agreement and the transactions contemplated hereunder, including the liquidation, dissolution and termination of the Company, have been duly authorized as of the date hereof by all necessary action on the part of the Company, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors’ rights and other equitable principles.

(c)             At both the Valuation Time (as defined in Section 3(b) below) and the Exchange Date (if different), the Company will have full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it under this Agreement.

(d)             No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(e)             All of the issued and outstanding Interests have been offered for sale and sold in conformity with all applicable federal and state securities laws.

(f)             As of the Valuation Time, the Assets of the Company will consist of a “diversified portfolio of stocks and securities” (within the meaning of Treasury Regulation § 1.351-1(c)(6)(i)).

(g)             None of the Assets is “Section 306 stock” within the meaning of Section 306(c) of the Code.

(h)             None of the Assets consist of “section 1256 contracts” as defined in Section 1256(b) of the Code.

(i)             As of the Valuation Time, (i) the aggregate tax basis of the Company’s Assets will exceed the aggregate amount of the Company’s Liabilities and (ii) to the best of the Company’s knowledge, each of the Members’ basis in their Interests is equal to or in excess of their allocable share of the Liabilities.

(j)             The Company’s Liabilities were incurred in the ordinary course of business and are associated with the Assets.

(k)            The Company is not in violation in any material respect of any provision of its Amended and Restated Limited Liability Company Agreement, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which it is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(l)             As of the Exchange Date, the Company will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Interests except for the right of investors to acquire its interests at net asset value in the normal course of business.

(m)           The Fund Shares to be issued to the Company pursuant to Section 4 will not be acquired for the purpose of making any distribution thereof other than to the Members as provided in Section 4(a).

(n)            At the Exchange Date, the Company will have good and marketable title to the Assets to be transferred to the Fund pursuant to the Plan of Exchange and will have full right, power and authority to sell, assign, transfer and deliver the Assets and any other assets and liabilities of the Company to be transferred to the Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Fund will acquire good and marketable title thereto and will acquire the Assets and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Fund.

2.             Representations and Warranties of the Fund. The Fund represents and warrants to, and agrees with the Company that:

(a)            The Fund is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out, execute, deliver and perform its obligations under this Agreement.

(b)            The Fund has filed a registration statement on Form N-2 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the 1940 Act.

(c)            At the Exchange Date, the Fund’s Private Placement Memorandum included with the Registration Statement will conform in all material respects to the applicable requirements of the 1940 Act, and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Fund is a party that are not referred to in such Private Placement Memorandum or in the Registration Statement of which it is a part.

(d)            All issued and outstanding shares of the Fund, at the Exchange Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Fund, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Fund are outstanding and none will be outstanding on the Exchange Date.

(e)            The Fund Shares to be issued and delivered to the Company pursuant to the terms of this Agreement will at the Exchange Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and will be fully paid and non-assessable by the Fund, and no shareholder of the Fund will have any preemptive right of subscription or purchase in respect thereof.

(f)             No consent, approval, authorization, or order of any governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(g)            The issuance of Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(h)             The Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and a code of ethics in accordance with Rule 17j-1 under the 1940 Act.

(i)             The Exchange will comply with the terms of paragraphs (b), (c), (d), (e), (f) and (g) of Rule 17a-7 under the 1940 Act and the provisions of Rule 17a-8 under the 1940 Act (as these provisions apply to a merger between two registered investment companies).

(j)             The assets of the Company consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its respective investment objectives and policies.

(k)             The Fund has the same procedures for determining net asset value as the Company and will follow those procedures in determining the amount of shares to be issued in the Exchange. Such procedures have been approved by the Board.

(l)             The Fund (1) has had no significant operations other than in connection with its organization and the transactions contemplated by this Agreement, and (2) during its first fiscal year of operation and all applicable quarters of such year, intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company.

(m)             Subject to the rights of the Company created under this Agreement, there is no indebtedness between the Company and the Fund, and there will be no indebtedness created in favor of the Company as a result of the Exchange.

(n)            No Shares will be issued to the Company (or any other person) for services rendered to or for the benefit of the Fund in connection with the Exchange.

(o)            The Shares received by the Company in the Exchange will be approximately equal to the fair market value of the property transferred to the Fund.

(p)            As of the Valuation Time, the assets of the Fund will consist of a “diversified portfolio of stocks and securities” (within the meaning of Treasury Regulation § 1.351-1(c)(6)(i)).

(q)            As of the Valuation Time, (i) the aggregate tax basis of the Fund’s assets will exceed the aggregate amount of the Fund’s liabilities and (ii) to the best of the Fund’s knowledge, each of its shareholders’ basis in their Interests is equal to or in excess of their allocable share of the liabilities.

(r)             The Fund’s liabilities were incurred in the ordinary course of business and are associated with the Fund’s assets.

(s)             None of the assets of the Fund is “Section 306 stock” within the meaning of Section 306(c) of the Code.

(t)             None of the assets of the Fund consist of “section 1256 contracts” as defined in Section 1256(b) of the Code.

(u)            The Fund will elect to be an association classified as a corporation under Treasury Regulation § 301.7701-3(a) effective on the Exchange Date, and the Fund will qualify, and will elect to be treated, as a regulated investment company, as defined in Section 851(a) of the Code, for its taxable year that begins on the Exchange Date.

(v)            There is no plan or intention on the part of the Fund to redeem or otherwise reacquire any of the Shares to be issued in the Exchange or to redeem or otherwise reacquire any of its shares that were outstanding prior to the Exchange other than in the ordinary course of business operations.

(w)           There is no plan or intention by the Fund to dispose of the Assets or of the assets it held prior to the Exchange Date other than in the ordinary course of business operations.

(x)             No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Fund or any of its properties or assets or any person whom the Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

3.             Transfer of Assets and Assumption of Liabilities.

(a)            Subject to the terms and conditions contained in this Agreement, the Fund agrees to (i) acquire from the Company, and the Company agrees to transfer to the Fund, on the Exchange Date, the Assets of the Company and (ii) assume the Liabilities of the Company on the Exchange Date, in exchange for the number of Fund Shares determined in accordance with Section 4 below and the assumption by the Fund of the Liabilities on the Exchange Date. The Company shall immediately distribute all the Fund Shares received by it to the Members in exchange for the Members’ Interests.

(b)            The Valuation Time shall be 9:00 a.m., Eastern time, on January 1, 2026 (or, if later, the business day on which the conditions of Sections 7, 8 and 9 are satisfied) (the “Valuation Date”), or such other date and time as may be mutually agreed upon in writing by each of the Company and the Fund (the “Valuation Time”).

4.             Shares Issued in Exchange for Assets and Liabilities; Valuation. Full Fund Shares and, to the extent necessary, a fractional Fund Share, of an aggregate net asset value equal to the aggregate net asset value of the Assets of the Company acquired shall be issued by the Fund, in exchange for such Assets, and assumption of Liabilities, of the Company. Value in all cases shall be determined as of the Valuation Time. The value of the Assets of the Company to be acquired by the Fund and the net asset value per share of the Fund Shares shall be determined in accordance with the procedures for determining the value of the Fund’s assets described under the caption “Calculation of Net Asset Value” in the Registration Statement filed by the Fund. The Fund shall issue Fund Shares to the Company and the Company will receive an aggregate number of Fund Shares equal to the aggregate net asset value of the Assets of the Company transferred to the Fund on the Exchange Date, divided by $10.00 (or as shall be otherwise mutually determined at a later date by the Fund and the Company), which will be the initial net asset value of the Fund Shares. In lieu of delivering certificates for Fund Shares, the Fund will credit the Fund Shares to the Company’s account on the share record books of the Fund and shall deliver a confirmation of that credit to the Company. The Fund shall then deliver written instructions to the Fund’s transfer agent or administrator to set up accounts for the Members on the share record books of the Fund and shall distribute the Fund Shares to the Members in liquidation of the Company.

5.             Delivery of Assets; Exchange Date. With respect to the Exchange, delivery of Assets to be transferred and Fund Shares to be issued shall be made as of the Valuation Time, or such other date and time mutually agreed to by the Company and the Fund. The date and time upon which such delivery is to take place is referred to in this Agreement as the “Exchange Date.” The Assets to be transferred shall be delivered on the Exchange Date to the Fund’s custodian, as directed by the Fund prior to the Exchange Date, for the account of the Fund, with all securities not in bearer form duly endorsed, or accompanied by duly endorsed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary state stock transfer stamps, if any, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Fund’s custodian for the account of the Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered by the Company shall be in the form of immediately available funds payable to the order of the Fund.

6.             Covenants of the Fund and the Company.

(a)             The Fund and the Company each covenants to operate its business in the ordinary course between the date hereof and the Exchange Date. Neither party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b)            Subject to the provisions of this Agreement, the Fund and the Company shall each take, or cause to be taken, all actions, and or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

(c)            The Fund and the Company each covenants to inform the other party of any matter occurring between the date hereof and the Exchange Date that has had or could reasonably be expected to have a material adverse effect on the operation of its business.

(d)            The Fund and Company shall each use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

(e)            The Fund and the Company each covenants that it will, from time to time, as and when requested by the other party, execute and deliver or cause to be executed and delivered all such assignments, assumptions and other instruments, and will take or cause to be taken such further action, as the other party may deem necessary, or desirable to vest in and confirm to (i) the Fund, title to and possession of all the Assets and the assumption of the Liabilities, and (ii) the Company, title to and possession of the Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

(f)             The Fund shall file any post-effective amendment to its Registration Statement on Form N-2 with the SEC as promptly as practicable as is necessary to register the Fund and its shares under the 1940 Act, and any supplements and amendments as may be required (a “Fund Post-Effective Amendment”).

(g)            The Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to commence operations on or before the Exchange Date.

7.             The Fund’s Conditions Precedent. The obligations of the Fund under this Agreement with respect to the Company shall be subject to the following conditions:

(a)            The Company shall have furnished to the Fund a statement of the Company’s net assets, including a list of securities owned by the Company with their respective tax costs, holding periods and values determined as provided in Section 4 above, all as of the Valuation Time.

(b)           The Company shall have delivered to the Fund a certificate executed in its name by its Managers, in form and substance satisfactory to the Fund and dated as of the Exchange Date, to the effect that the representations and warranties of the Company made in this Agreement are true and correct in all material respects at and as of the Exchange Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Exchange Date.

(c)           On the Exchange Date, the representations and warranties made in Section 8(b) shall be true and correct as of the Exchange Date.

(d)           The Company’s custodian shall have delivered to the Fund a certificate identifying all of the Assets of the Company held by the Company’s custodian as of the Valuation Time.

8.             The Company’s Conditions Precedent. The obligations of the Company under this Agreement with respect to the Fund shall be subject to the following conditions:

(a)           This Agreement shall have been approved by the Board of Trustees of the Fund, which shall be composed of a majority of members that are not interested persons as defined by the 1940 Act (“Independent Trustees”), and by a majority of its Independent Trustees.

(b)           The Fund shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated as of the Exchange Date, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct in all material respects at and as of the Exchange Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Exchange Date.

(c)           On the Exchange Date, the representations and warranties made in Section 7(b) shall be true and correct as of the Exchange Date.

(d)           All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consents, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Company or the Fund, provided that either the Company or the Fund may for itself waive any of such conditions.

9.             The Fund’s and the Company’s Conditions Precedent.

(a)           With respect to the Exchange described in this Agreement, the obligations of both the Fund and the Company under this Agreement shall be subject to the following conditions:

(i)             On the Exchange Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

(ii)            All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed necessary by the Company or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Company or the Fund.

(iii)           At any time prior to the Exchange Date, any of the conditions in this Section 9 may be waived jointly by the Company and the Board of the Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Company or the Fund.

10.           Expenses. Whether or not the Exchange is consummated, the Fund agrees to pay all expenses incurred by the Fund (including, but not limited to, costs incurred in connection with preparing and filing the Fund’s Post-Effective Amendment, printing expenses, mailing costs and fees and disbursements of counsel and accountants).

11.           Broker or Finder’s Fee. The Company and the Fund each represent that there is no person who has dealt with it and who by reason of such dealings is entitled to any finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.           Termination of Agreement.

(a)             This Agreement may be terminated entirely, at any time prior to the Exchange Date, by mutual consent of the Fund and the Company; or

(b)             In addition, any party to the Agreement may at its option terminate this Agreement at or prior to the Exchange Date because:

(i)             Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Exchange Date;

(ii)            A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(iii)           The consummation of the transactions contemplated herein are not in the best interest of the Company or the Fund as determined by the Managers of the Company or the Board of the Fund, respectively, and notice is given to the other party hereto;

(iv)           Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this subparagraph (iv) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(v)            If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2026, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Fund.

(c)           If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

13.            Amending of Agreement. This Agreement may be amended, modified, or supplemented at any time, in such manner as may be mutually agreed upon in writing by the parties.

14.            Waiver. At any time prior to the Exchange Date, the Managers of the Company or the Board of the Fund may (a) extend the time for the performance of any of the obligations or other acts of the other; (b) waive any inaccuracy in the representations of the other; and (c) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

15.           No Survival of Representations. Other than Sections 4, 6(e), 10 and 16, none of the representations, warranties or covenants in this Agreement shall survive the Exchange Date.

16.           Entire Agreement; Governing Law. Except as provided herein, this Agreement supersedes all previous correspondence or oral communications among the parties regarding the Exchange, constitutes the only understanding with respect to the Exchange, may not change except by an agreement signed by each party and shall be construed in accordance with and governed by the laws of the State of Delaware.

17.           Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Reorganization and Exchange to be executed and attested on its behalf by its duly authorized representatives and its seal, if any, to be affixed hereto, all as of the [ ] day of [ ], 2025.

Destiny Alternative Fund LLC

By:
Name:
Its:

Destiny Alternative Fund

By:
Name:
Its:

Solely for purposes of Section 10,
First Trust Capital Management L.P.

By:
Name:
Its: